EXHIBIT 99.2

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA
For the Quarter Ended June 30, 2020

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2019 and "Item 1A. Risk Factors" in Part II of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020. Currently, one of the most significant factors is the ongoing adverse effect of the novel strain of coronavirus ("COVID-19") pandemic on our business, financial condition, results of operations, cash flows, operating performance and the effect it will have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. The extent of the impact of the COVID-19 pandemic will depend on future developments, including the duration of the pandemic, which are highly uncertain at this time but that impact could be material. Moreover, you are cautioned that the COVID-19 pandemic will heighten many of the risks identified in "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2019, as well as the risks set forth in "Item 1A. Risk Factors" in Part II of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Depreciation and Amortization for Real Estate Companies ("EBIDTAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this Supplemental package starting on page i.

COVID-19 PANDEMIC
In December 2019, a novel strain of coronavirus (“COVID-19”) was identified in Wuhan, China and by March 11, 2020, the World Health Organization had declared it a global pandemic. Many states in the U.S., including New York, New Jersey, Illinois and California implemented stay-at-home orders for all "non-essential" business and activity in an aggressive effort to curb the spread of the virus. In May 2020, certain states implemented phased re-opening plans for businesses and activities that were previously ordered to close, with limitations on occupancy and certain other restrictions. It is uncertain as to how long these restrictions will continue or if additional restrictions or closures will be imposed. As a result of the COVID-19 pandemic, the U.S. economy has suffered and there has been significant volatility in the financial markets. Many U.S. industries and businesses have been negatively affected and millions of people have filed for unemployment.
As our first priority, we are following strict protocols and taking all measures to protect our employees, tenants, and communities.
Our properties, which are concentrated in New York City, and in Chicago and San Francisco, have been adversely affected as a result of the COVID-19 pandemic and the preventive measures taken to curb the spread of the virus. Some of the effects on us include the following:

•
With the exception of grocery stores and other "essential" businesses, many of our retail tenants closed their stores in March 2020 and began reopening when New York City entered phase two of its state-mandated reopening plan on June 22, 2020.

•	While our buildings remain open, many of our office tenants are working remotely.

•	We have temporarily closed the Hotel Pennsylvania.

•	We have cancelled trade shows at theMART for the remainder of 2020.

•
Because certain of our development projects were deemed "non-essential," they were temporarily paused in March 2020 due to New York State executive orders and resumed once New York City entered phase one of its state mandated reopening plan on June 8, 2020.

•
As of April 30, 2020, we placed 1,803 employees on temporary furlough, which included 1,293 employees of Building Maintenance Services LLC ("BMS"), a wholly owned subsidiary, which provides cleaning, security and engineering services primarily to our New York properties, 414 employees at the Hotel Pennsylvania and 96 corporate staff employees. As of July 31, 2020, 542 employees have been taken off furlough and returned to work, which included 503 employees of BMS and 39 corporate staff employees.

•	Effective April 1, 2020, our executive officers waived portions of their annual base salary for the remainder of 2020.

•	Effective April 1, 2020, each non-management member of our Board of Trustees agreed to forgo his or her $75,000 annual cash retainer for the remainder of 2020.

COVID-19 PANDEMIC
While we believe our tenants are required to pay rent under their leases, in limited circumstances, we have agreed to and may continue to agree to rent deferrals and rent abatements for certain of our tenants. We have made a policy election in accordance with the Financial Accounting Standards Board (“FASB”) Staff Q&A which provides relief in accounting for leases during the COVID-19 pandemic, allowing us to continue recognizing rental revenue on a straight-line basis for rent deferrals, with no impact to revenue recognition, and to recognize rent abatements as a reduction to rental revenue in the period granted.
For the quarter ended June 30, 2020, we collected 88% (94% including rent deferrals) of rent due from our tenants, comprised of 93% (98% including rent deferrals) from our office tenants and 72% (78% including rent deferrals) from our retail tenants. Rent deferrals generally require repayment in monthly installments over a period not to exceed twelve months.
Based on our assessment of the probability of rent collection of our lease receivables, we have written off $36,297,000 of receivables arising from the straight-lining of rents, primarily for the JCPenney lease at Manhattan Mall and the New York & Company, Inc. lease at 330 West 34th Street, both tenants have filed for Chapter 11 bankruptcy, and $8,822,000 of tenant receivables deemed uncollectible, resulting in a reduction of lease revenues and our share of income from partially owned entities for the three and six months ended June 30, 2020. Prospectively, revenue recognition for these tenants will be based on actual amounts received.
In light of the evolving health, social, economic, and business environment, governmental regulation or mandates, and business disruptions that have occurred and may continue to occur, the impact of the COVID-19 pandemic on our financial condition and operating results remains highly uncertain but the impact could be material. The impact on us includes lower rental income and potentially lower occupancy levels at our properties which will result in less cash flow available for operating costs, to pay our indebtedness and for distribution to our shareholders. During the second quarter of 2020, we experienced a decrease in cash flow from operations due to the COVID-19 pandemic, including reduced collections of rents billed to certain of our tenants, the temporary closure of Hotel Pennsylvania, the cancellation of trade shows at theMART through 2020, and lower revenues from BMS and signage. In addition, we have concluded that our investment in Fifth Avenue and Times Square JV is "other-than-temporarily" impaired and recorded a $306,326,000 non-cash impairment loss, before noncontrolling interests of $467,000, on our consolidated statements of income for the second quarter of 2020. The value of our real estate assets may continue to decline, which may result in additional non-cash impairment charges in future periods and that impact could be material.

BUSINESS DEVELOPMENTS
Disposition Activity
Pennsylvania Real Estate Investment Trust ("PREIT")
On January 23, 2020, we sold all of our 6,250,000 common shares of PREIT, realizing net proceeds of $28,375,000. We recorded a $4,938,000 loss (mark-to-market decrease) for the six months ended June 30, 2020.
220 Central Park South ("220 CPS")
During the three months ended June 30, 2020, we closed on the sale of four condominium units at 220 CPS for net proceeds aggregating $156,972,000 resulting in a financial statement net gain of $55,695,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $6,690,000 of income tax expense was recognized on our consolidated statements of income. During the six months ended June 30, 2020, we closed on the sale of 11 condominium units at 220 CPS for net proceeds aggregating $348,188,000 resulting in a financial statement net gain of $124,284,000. In connection with these sales, $15,368,000 of income tax expense was recognized in our consolidated statements of income. From inception to June 30, 2020, we closed on the sale of 76 units for aggregate net proceeds of $2,168,320,000 resulting in financial statement net gains of $809,901,000.
Financing Activity
Unsecured Term Loan
On February 28, 2020, we increased our unsecured term loan balance to $800,000,000 (from $750,000,000) by exercising an accordion feature. Pursuant to an existing swap agreement, $750,000,000 of the loan bears interest at a fixed rate of 3.87% through October 2023, and the balance of $50,000,000 floats at a rate of LIBOR plus 1.00% (1.18% as of June 30, 2020). The entire $800,000,000 will float thereafter for the duration of the loan through February 2024.

BUSINESS DEVELOPMENTS
Leasing Activity For The Three Months Ended June 30,2020:
304,000 square feet of New York Office space (291,000 square feet at share) at an initial rent of $70.71 per square foot and a weighted average lease term of 5.2 years. The initial rent of $70.71 excludes the rent on 174,000 square feet as the starting rent will be determined in 2021 based on fair market value. The change in the GAAP and cash mark-to-market rent on the 82,000 square feet of second generation space were positive 12.1% and 14.1%, respectively. Tenant improvements and leasing commissions were $4.93 per square foot per annum, or 7.0% of initial rent.
23,000 square feet of New York Retail space (all at share) at an initial rent of $130.92 per square foot and a weighted average lease term of 3.8 years. The change in the GAAP and cash mark-to-market rent on the 22,000 square feet of second generation space were positive 0.2% and 0.1%, respectively. Tenant improvements and leasing commissions were $8.60 per square foot per annum, or 6.6% of initial rent.
42,000 square feet at theMART (all at share) at an initial rent of $56.03 per square foot and a weighted average lease term of 4.1 years. The change in the GAAP and cash mark-to-market rent on the 40,000 square feet of second generation space were negative 0.3% and 3.1%, respectively. Tenant improvements and leasing commissions were $3.34 per square foot per annum, or 6.0% of initial rent.
5,000 square feet at 555 California Street (3,000 square feet at share) at an initial rent of $91.00 per square foot and a weighted average lease term of 5.0 years. The change in the GAAP and cash mark-to-market rent on the 3,000 square feet of second generation space were positive 25.7% and 15.0%, respectively. Tenant improvements and leasing commissions were $2.88 per square foot per annum, or 3.2% of initial rent.
Leasing Activity For The Six Months Ended June 30, 2020:
615,000 square feet of New York Office space (588,000 square feet at share) at an initial rent of $84.88 per square foot and a weighted average lease term of 5.9 years. The initial rent of $84.88 excludes the rent on 174,000 square feet as the starting rent will be determined in 2021 based on fair market value. The change in the GAAP and cash mark-to-market rent on the 357,000 square feet of second generation space were negative 0.7% and positive 3.2%, respectively. Tenant improvements and leasing commissions were $8.75 per square foot per annum, or 10.3% of initial rent.
38,000 square feet of New York Retail space (36,000 square feet at share) at an initial rent of $236.93 per square foot and a weighted average lease term of 5.9 years. The change in the GAAP and cash mark-to-market rent on the 31,000 square feet of second generation space were positive 55.7% and 48.3%, respectively. Tenant improvements and leasing commissions were $32.88 per square foot per annum, or 13.9% of initial rent.
273,000 square feet at theMART (all at share) at an initial rent of $48.64 per square foot and a weighted average lease term of 9.3 years. The change in the GAAP and cash mark-to-market rent on the 268,000 square feet of second generation space were positive 2.0% and negative 1.5%, respectively. Tenant improvements and leasing commissions were $4.39 per square foot per annum, or 9.0% of initial rent.
11,000 square feet at 555 California Street (8,000 square feet at share) at an initial rent of $105.66 per square foot and a weighted average lease term of 3.0 years. The change in the GAAP and cash mark-to-market rent on the 8,000 square feet of second generation space were positive 36.7% and 23.7%, respectively. Tenant improvements and leasing commissions were $2.86 per square foot per annum, or 2.7% of initial rent.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended				For the Six Months Ended June 30,
	June 30,			March 31, 2020
	2020		2019		2020		2019
Total revenues	$343,026		$463,103	$444,532	$787,558		$997,771

Net (loss) income attributable to common shareholders	$(197,750)		$2,400,195	$4,963	$(192,787)		$2,581,683
Per common share:
Basic	$(1.03)		$12.58	$0.03	$(1.01)		$13.53
Diluted	$(1.03)		$12.56	$0.03	$(1.01)		$13.51

Net (loss) income attributable to common shareholders, as adjusted (non-GAAP)	$(8,599)		$42,552	$20,233	$10,704		$67,466
Per diluted share (non-GAAP)	$(0.04)		$0.22	$0.11	$0.06		$0.35

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$105,750		$173,775	$137,567	$242,840		$323,790
Per diluted share (non-GAAP)	$0.55		$0.91	$0.72	$1.27		$1.70

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$203,256		$164,329	$130,360	$333,616		$412,013
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$216,539		$175,013	$138,819	$355,210		$438,682
Per diluted share (non-GAAP)	$1.06		$0.86	$0.68	$1.75		$2.16

Dividends per common share	$0.66		$0.66	$0.66	$1.32		$1.32

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	90.4%	(1)	72.5%	91.7%	91.0%	(1)	77.6%
FAD payout ratio	106.5%		93.0%	106.5%	105.6%		89.2%

Weighted average common shares outstanding (REIT basis)	191,104		190,781	191,038	191,071		190,735
Convertible units:
Class A	12,408		12,143	12,332	12,370		12,113
Equity awards - unit equivalents	111		556	176	36		543
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP basis)	203,623		203,480	203,546	203,477		203,391
________________________________

(1)
Excludes the impact of $36,297 of non-cash write-offs of receivables arising from the straight-lining of rents primarily for the JCPenney lease at Manhattan Mall and the New York & Company, Inc. lease at 330 West 34th Street.

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q2 2020 VS. Q2 2019 (unaudited)
(Amounts in millions, except per share amounts)

	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended June 30, 2019	$173.8	$0.91

(Decrease) increase in FFO, as adjusted due to:
Write-offs of straight-line rent receivables - non-cash ($36.3) and tenant receivables deemed uncollectible ($8.8)	(45.1)
theMART (primarily $8.2 from the cancellation of trade shows)	(13.1)
Hotel Pennsylvania temporary closure since April 1, 2020	(12.5)
PENN District out of service for redevelopment	(8.7)
Lower revenues from BMS ($4.0) and Signage ($2.2)	(6.2)
Asset sales	(4.9)
Interest expense decrease (partially offset by lower capitalized interest) and other, net	7.5
Other tenant related items (primarily lease termination income)	5.5
Lower general and administrative expense	4.4
	(73.1)
Noncontrolling interests' share of above items	5.1
Net decrease	(68.0)	(0.36)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended June 30, 2020	$105.8	$0.55

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	June 30,			March 31, 2020
	2020	2019	Variance
Property rentals(1)(2)	$282,660	$368,165	$(85,505)	$355,060
Tenant expense reimbursements(1)	33,025	51,084	(18,059)	52,173
Amortization of acquired below-market leases, net	5,200	4,643	557	4,206
Straight-lining of rents	(5,691)	(2,593)	(3,098)	(10,165)
Total rental revenues	315,194	421,299	(106,105)	401,274
Fee and other income:
BMS cleaning fees	21,115	32,570	(11,455)	32,466
Management and leasing fees	1,837	4,500	(2,663)	2,867
Other income	4,880	4,734	146	7,925
Total revenues	343,026	463,103	(120,077)	444,532
Operating expenses	(174,425)	(220,752)	46,327	(230,007)
Depreciation and amortization	(92,805)	(113,035)	20,230	(92,793)
General and administrative	(35,014)	(38,872)	3,858	(52,834)
(Expense) benefit from deferred compensation plan liability	(6,356)	(1,315)	(5,041)	11,245
Lease liability extinguishment gain (transaction related costs and impairment losses)	69,221	(101,590)	170,811	(71)
Total expenses	(239,379)	(475,564)	236,185	(364,460)
(Loss) income from partially owned entities(3)	(291,873)	22,873	(314,746)	19,103
Loss from real estate fund investments	(28,042)	(15,803)	(12,239)	(183,463)
Interest and other investment (loss) income, net	(2,893)	7,840	(10,733)	(5,904)
Income (loss) from deferred compensation plan assets	6,356	1,315	5,041	(11,245)
Interest and debt expense	(58,405)	(63,029)	4,624	(58,842)
Net gain on transfer to Fifth Avenue and Times Square JV	—	2,571,099	(2,571,099)	—
Net gains on disposition of wholly owned and partially owned assets	55,695	111,713	(56,018)	68,589
(Loss) income before income taxes	(215,515)	2,623,547	(2,839,062)	(91,690)
Income tax expense	(1,837)	(26,914)	25,077	(12,813)
(Loss) income from continuing operations	(217,352)	2,596,633	(2,813,985)	(104,503)
Income from discontinued operations	—	60	(60)	—
Net (loss) income	(217,352)	2,596,693	(2,814,045)	(104,503)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	17,768	(21,451)	39,219	122,387
Operating Partnership	14,364	(162,515)	176,879	(390)
Net (loss) income attributable to Vornado	(185,220)	2,412,727	(2,597,947)	17,494
Preferred share dividends	(12,530)	(12,532)	2	(12,531)
Net (loss) income attributable to common shareholders	$(197,750)	$2,400,195	$(2,597,945)	$4,963

Capitalized expenditures:
Development payroll	$3,569	$5,923	$(2,354)	$5,307
Interest and debt expense	9,446	19,812	(10,366)	12,055
________________________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

(2)
Reduced by $37,587 and $14,492 for the three months ended June 30, 2020 and 2019, respectively, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).

(3)	Beginning April 18, 2019, "(loss) income from partially owned entities" includes the previously consolidated properties contributed to Fifth Avenue and Times Square JV.

CONSOLIDATED NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Six Months Ended June 30,
	2020	2019	Variance
Property rentals(1)(2)	$637,720	$796,545	$(158,825)
Tenant expense reimbursements(1)	85,198	117,196	(31,998)
Amortization of acquired below-market leases, net	9,406	11,168	(1,762)
Straight-lining of rents	(15,856)	(3,733)	(12,123)
Total rental revenues	716,468	921,176	(204,708)
Fee and other income:
BMS cleaning fees	53,581	62,355	(8,774)
Management and leasing fees	4,704	6,737	(2,033)
Other income	12,805	7,503	5,302
Total revenues	787,558	997,771	(210,213)
Operating expenses	(404,432)	(467,647)	63,215
Depreciation and amortization	(185,598)	(229,744)	44,146
General and administrative	(87,848)	(96,892)	9,044
Benefit (expense) from deferred compensation plan liability	4,889	(6,748)	11,637
Lease liability extinguishment gain (transaction related costs and impairment losses)	69,150	(101,739)	170,889
Total expenses	(603,839)	(902,770)	298,931
(Loss) income from partially owned entities(3)	(272,770)	30,193	(302,963)
Loss from real estate fund investments	(211,505)	(15,970)	(195,535)
Interest and other investment (loss) income, net	(8,797)	12,885	(21,682)
(Loss) income from deferred compensation plan assets	(4,889)	6,748	(11,637)
Interest and debt expense	(117,247)	(165,492)	48,245
Net gain on transfer to Fifth Avenue and Times Square JV	—	2,571,099	(2,571,099)
Net gains on disposition of wholly owned and partially owned assets	124,284	332,007	(207,723)
(Loss) income before income taxes	(307,205)	2,866,471	(3,173,676)
Income tax expense	(14,650)	(56,657)	42,007
(Loss) income from continuing operations	(321,855)	2,809,814	(3,131,669)
Loss from discontinued operations	—	(77)	77
Net (loss) income	(321,855)	2,809,737	(3,131,592)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	140,155	(28,271)	168,426
Operating Partnership	13,974	(174,717)	188,691
Net (loss) income attributable to Vornado	(167,726)	2,606,749	(2,774,475)
Preferred share dividends	(25,061)	(25,066)	5
Net (loss) income attributable to common shareholders	$(192,787)	$2,581,683	$(2,774,470)

Capitalized expenditures:
Development payroll	$8,876	$10,515	$(1,639)
Interest and debt expense	21,501	43,137	(21,636)
________________________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

(2)
Reduced by $38,631 and $15,382 for the six months ended June 30, 2020 and 2019, respectively, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).

(3)	Beginning April 18, 2019, "(loss) income from partially owned entities" includes the previously consolidated properties contributed to Fifth Avenue and Times Square JV.

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30, 2020
	Total	New York	Other
Property rentals(1)(2)	$282,660	$221,522	$61,138
Tenant expense reimbursements(1)	33,025	25,276	7,749
Amortization of acquired below-market leases, net	5,200	5,007	193
Straight-lining of rents	(5,691)	(6,156)	465
Total rental revenues	315,194	245,649	69,545
Fee and other income:
BMS cleaning fees	21,115	22,405	(1,290)
Management and leasing fees	1,837	1,701	136
Other income	4,880	873	4,007
Total revenues	343,026	270,628	72,398
Operating expenses	(174,425)	(140,207)	(34,218)
Depreciation and amortization	(92,805)	(69,794)	(23,011)
General and administrative	(35,014)	(12,174)	(22,840)
Expense from deferred compensation plan liability	(6,356)	—	(6,356)
Lease liability extinguishment gain (transaction related costs)	69,221	70,260	(1,039)
Total expenses	(239,379)	(151,915)	(87,464)
(Loss) income from partially owned entities	(291,873)	(292,359)	486
Loss from real estate fund investments	(28,042)	—	(28,042)
Interest and other investment (loss) income, net	(2,893)	1,009	(3,902)
Income from deferred compensation plan assets	6,356	—	6,356
Interest and debt expense	(58,405)	(28,802)	(29,603)
Net gains on disposition of wholly owned and partially owned assets	55,695	—	55,695
Loss before income taxes	(215,515)	(201,439)	(14,076)
Income tax (expense) benefit	(1,837)	3,991	(5,828)
Net loss	(217,352)	(197,448)	(19,904)
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	17,768	(2,136)	19,904
Net loss attributable to Vornado Realty L.P.	(199,584)	$(199,584)	$—
Less net income attributable to noncontrolling interests in the Operating Partnership	14,405
Preferred unit distributions	(12,571)
Net loss attributable to common shareholders	$(197,750)
For the three months ended June 30, 2019:
Net income attributable to Vornado Realty L.P.	$2,575,242	$2,515,168	$60,074
Net income attributable to common shareholders	$2,400,195
________________________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

(2)
Reduced by $37,587 and $14,492 for the three months ended June 30, 2020 and 2019, respectively, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Six Months Ended June 30, 2020
	Total	New York	Other
Property rentals(1)(2)	$637,720	$499,210	$138,510
Tenant expense reimbursements(1)	85,198	67,132	18,066
Amortization of acquired below-market leases, net	9,406	9,020	386
Straight-lining of rents	(15,856)	(14,980)	(876)
Total rental revenues	716,468	560,382	156,086
Fee and other income:
BMS cleaning fees	53,581	56,834	(3,253)
Management and leasing fees	4,704	4,575	129
Other income	12,805	4,452	8,353
Total revenues	787,558	626,243	161,315
Operating expenses	(404,432)	(323,238)	(81,194)
Depreciation and amortization	(185,598)	(139,692)	(45,906)
General and administrative	(87,848)	(29,631)	(58,217)
Benefit from deferred compensation plan liability	4,889	—	4,889
Lease liability extinguishment gain (transaction related costs)	69,150	70,260	(1,110)
Total expenses	(603,839)	(422,301)	(181,538)
(Loss) income from partially owned entities	(272,770)	(275,055)	2,285
Loss from real estate fund investments	(211,505)	—	(211,505)
Interest and other investment (loss) income, net	(8,797)	1,160	(9,957)
Loss from deferred compensation plan assets	(4,889)	—	(4,889)
Interest and debt expense	(117,247)	(60,488)	(56,759)
Net gains on disposition of wholly owned and partially owned assets	124,284	—	124,284
Loss before income taxes	(307,205)	(130,441)	(176,764)
Income tax (expense) benefit	(14,650)	2,676	(17,326)
Net loss	(321,855)	(127,765)	(194,090)
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	140,155	(4,593)	144,748
Net loss attributable to Vornado Realty L.P.	(181,700)	$(132,358)	$(49,342)
Less net income attributable to noncontrolling interests in the Operating Partnership	14,056
Preferred unit distributions	(25,143)
Net loss attributable to common shareholders	$(192,787)
For the six months ended June 30, 2019:
Net income attributable to Vornado Realty L.P.	$2,781,466	$2,597,958	$183,508
Net income attributable to common shareholders	$2,581,683
________________________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

(2)
Reduced by $38,631 and $15,382 for the six months ended June 30, 2020 and 2019, respectively, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).

NET OPERATING INCOME AT SHARE BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30, 2020
	Total	New York	Other
Total revenues	$343,026	$270,628	$72,398
Operating expenses	(174,425)	(140,207)	(34,218)
NOI - consolidated	168,601	130,421	38,180
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,448)	(8,504)	(6,944)
Add: NOI from partially owned entities	69,487	67,051	2,436
NOI at share	222,640	188,968	33,672
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	34,190	32,943	1,247
NOI at share - cash basis	$256,830	$221,911	$34,919

	For the Three Months Ended June 30, 2019
	Total	New York	Other
Total revenues	$463,103	$376,381	$86,722
Operating expenses	(220,752)	(187,819)	(32,933)
NOI - consolidated	242,351	188,562	53,789
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,416)	(10,030)	(6,386)
Add: NOI from partially owned entities	82,974	79,170	3,804
NOI at share	308,909	257,702	51,207
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	9,748	8,437	1,311
NOI at share - cash basis	$318,657	$266,139	$52,518

	For the Three Months Ended March 31, 2020
	Total	New York	Other
Total revenues	$444,532	$355,615	$88,917
Operating expenses	(230,007)	(183,031)	(46,976)
NOI - consolidated	214,525	172,584	41,941
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,493)	(8,433)	(7,060)
Add: NOI from partially owned entities	81,881	78,408	3,473
NOI at share	280,913	242,559	38,354
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	3,076	1,106	1,970
NOI at share - cash basis	$283,989	$243,665	$40,324
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Six Months Ended June 30, 2020
	Total	New York	Other
Total revenues	$787,558	$626,243	$161,315
Operating expenses	(404,432)	(323,238)	(81,194)
NOI - consolidated	383,126	303,005	80,121
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(30,941)	(16,937)	(14,004)
Add: NOI from partially owned entities	151,368	145,459	5,909
NOI at share	503,553	431,527	72,026
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	37,266	34,049	3,217
NOI at share - cash basis	$540,819	$465,576	$75,243

	For the Six Months Ended June 30, 2019
	Total	New York	Other
Total revenues	$997,771	$819,666	$178,105
Operating expenses	(467,647)	(385,914)	(81,733)
NOI - consolidated	530,124	433,752	96,372
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(33,819)	(21,437)	(12,382)
Add: NOI from partially owned entities	150,376	128,745	21,631
NOI at share	646,681	541,060	105,621
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	4,567	1,819	2,748
NOI at share - cash basis	$651,248	$542,879	$108,369
________________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2020
	2020	2019		2020	2019
NOI at share:
New York:
Office(1)(2)	$161,444	$179,592	$183,205	$344,649	$363,132
Retail(1)(3)	21,841	57,063	52,018	73,859	145,330
Residential	5,868	5,908	6,200	12,068	11,953
Alexander's Inc. ("Alexander's")	8,331	11,108	10,492	18,823	22,430
Hotel Pennsylvania(4)	(8,516)	4,031	(9,356)	(17,872)	(1,785)
Total New York	188,968	257,702	242,559	431,527	541,060

Other:
theMART(5)	17,803	30,974	21,113	38,916	54,497
555 California Street	14,837	15,358	15,231	30,068	29,859
Other investments(6)	1,032	4,875	2,010	3,042	21,265
Total Other	33,672	51,207	38,354	72,026	105,621

NOI at share	$222,640	$308,909	$280,913	$503,553	$646,681
____________________

(1)	Reflects the transfer of 45.4% of common equity in the properties contributed to Fifth Avenue and Times Square JV on April 18, 2019.

(2)
The three and six months ended June 30, 2020 include $13,220 of non-cash write-offs of receivables arising from the straight-lining of rents, primarily for the New York & Company, Inc. lease at 330 West 34th Street and $940 of write-offs of tenant receivables deemed uncollectible.

(3)
The three and six months ended June 30, 2020 include $20,436 of non-cash write-offs of receivables arising from the straight-lining of rents, primarily for the JCPenney lease at Manhattan Mall and $6,731 of write-offs of tenant receivables deemed uncollectible. 2019 includes $13,199 of non-cash write-offs of receivables arising from the straight-lining of rents.

(4)	The decrease in NOI at share is primarily due to the effects of the COVID-19 pandemic. The Hotel Pennsylvania has been temporarily closed since April 1, 2020 as a result of the pandemic.

(5)	The decrease in NOI at share is primarily due to the effects of the COVID-19 pandemic, causing trade shows to be cancelled from late March 2020 through the remainder of the year.

(6)	2019 includes our share of PREIT (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020) and Urban Edge Properties ("UE") (sold on March 4, 2019).

NET OPERATING INCOME AT SHARE BY SUBSEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2020
	2020	2019		2020	2019
NOI at share - cash basis:
New York:
Office(1)(2)	$175,438	$178,806	$187,035	$362,473	$363,176
Retail(1)(3)	38,913	66,726	49,041	87,954	147,662
Residential	5,504	5,303	5,859	11,363	11,074
Alexander's	10,581	11,322	11,094	21,675	22,849
Hotel Pennsylvania(4)	(8,525)	3,982	(9,364)	(17,889)	(1,882)
Total New York	221,911	266,139	243,665	465,576	542,879

Other:
theMART(5)	17,765	31,984	22,705	40,470	56,896
555 California Street	15,005	15,595	15,435	30,440	30,340
Other investments(6)	2,149	4,939	2,184	4,333	21,133
Total Other	34,919	52,518	40,324	75,243	108,369

NOI at share - cash basis	$256,830	$318,657	$283,989	$540,819	$651,248
____________________

(1)	Reflects the transfer of 45.4% of common equity in the properties contributed to Fifth Avenue and Times Square JV on April 18, 2019.

(2)	The three and six months ended June 30, 2020 include $940 of write-offs of tenant receivables deemed uncollectible.

(3)	The three and six months ended June 30, 2020 include $6,731 of write-offs of tenant receivables deemed uncollectible.

(4)	The decrease in NOI at share - cash basis is primarily due to the effects of the COVID-19 pandemic. The Hotel Pennsylvania has been temporarily closed since April 1, 2020 as a result of the pandemic.

(5)	The decrease in NOI at share - cash basis is primarily due to the effects of the COVID-19 pandemic, causing trade shows to be cancelled from late March 2020 through the remainder of the year.

(6)	2019 includes our share of PREIT (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020) and UE (sold on March 4, 2019).

SAME STORE NOI AT SHARE AND NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	theMART(2)	555 California Street
Same store NOI at share % (decrease) increase(1):
Three months ended June 30, 2020 compared to June 30, 2019	(24.5)%	(23.4)%	(42.5)%	(5.0)%
Six months ended June 30, 2020 compared to June 30, 2019	(13.9)%	(12.9)%	(29.8)%	0.1%
Three months ended June 30, 2020 compared to March 31, 2020	(20.3)%	(22.0)%	(14.0)%	(4.0)%

Same store NOI at share - cash basis % decrease(1):
Three months ended June 30, 2020 compared to June 30, 2019	(10.8)%	(6.4)%	(44.5)%	(4.3)%
Six months ended June 30, 2020 compared to June 30, 2019	(6.3)%	(3.6)%	(30.0)%	(0.4)%
Three months ended June 30, 2020 compared to March 31, 2020	(7.8)%	(7.0)%	(20.3)%	(2.1)%
________________________________

(1)	See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.

(2)
The decreases in same store NOI at share and same store NOI at share - cash basis were primarily due to the effects of the COVID-19 pandemic, causing trade shows to be cancelled from late March 2020 through the remainder of the year.

NOI AT SHARE BY REGION (unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2020	2019	2020	2019
Region:
New York City metropolitan area	85%	85%	86%	86%
Chicago, IL	8%	10%	8%	9%
San Francisco, CA	7%	5%	6%	5%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	June 30, 2020	December 31, 2019
ASSETS
Real estate, at cost:
Land	$2,588,200	$2,591,261	$(3,061)
Buildings and improvements	7,975,871	7,953,163	22,708
Development costs and construction in progress	1,541,432	1,490,614	50,818
Moynihan Train Hall development expenditures	1,087,669	914,960	172,709
Leasehold improvements and equipment	127,685	124,014	3,671
Total	13,320,857	13,074,012	246,845
Less accumulated depreciation and amortization	(3,106,393)	(3,015,958)	(90,435)
Real estate, net	10,214,464	10,058,054	156,410
Right-of-use assets	376,958	379,546	(2,588)
Cash and cash equivalents	1,768,459	1,515,012	253,447
Restricted cash	94,882	92,119	2,763
Marketable securities	—	33,313	(33,313)
Tenant and other receivables	118,273	95,733	22,540
Investments in partially owned entities	3,648,651	3,999,165	(350,514)
Real estate fund investments	17,453	222,649	(205,196)
220 Central Park South condominium units ready for sale	426,623	408,918	17,705
Receivable arising from the straight-lining of rents	692,931	742,206	(49,275)
Deferred leasing costs, net	348,473	353,986	(5,513)
Identified intangible assets, net	27,660	30,965	(3,305)
Other assets	307,620	355,347	(47,727)
Total Assets	$18,042,447	$18,287,013	$(244,566)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,638,352	$5,639,897	$(1,545)
Senior unsecured notes, net	446,279	445,872	407
Unsecured term loan, net	796,236	745,840	50,396
Unsecured revolving credit facilities	1,075,000	575,000	500,000
Lease liabilities	426,059	498,254	(72,195)
Moynihan Train Hall obligation	1,087,669	914,960	172,709
Special dividend/distribution payable	—	398,292	(398,292)
Accounts payable and accrued expenses	385,956	440,049	(54,093)
Deferred revenue	49,386	59,429	(10,043)
Deferred compensation plan	94,081	103,773	(9,692)
Other liabilities	395,604	265,754	129,850
Total liabilities	10,394,622	10,087,120	307,502
Redeemable noncontrolling interests	718,916	888,915	(169,999)
Shareholders' equity	6,496,417	6,732,030	(235,613)
Noncontrolling interests in consolidated subsidiaries	432,492	578,948	(146,456)
Total liabilities, redeemable noncontrolling interests and equity	$18,042,447	$18,287,013	$(244,566)

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York				555 California Street
	Office		Retail	theMART
Three Months Ended June 30, 2020
Total square feet leased	304		23	42	5
Our share of square feet leased:	291		23	42	3
Initial rent(1)	$70.71	(2)	$130.92	$56.03	$91.00
Weighted average lease term (years)	5.2		3.8	4.1	5.0
Second generation relet space:
Square feet	82		22	40	3
GAAP basis:
Straight-line rent(3)	$69.04	(2)	$115.35	$53.62	$93.59
Prior straight-line rent	$61.61		$115.16	$53.80	$74.44
Percentage increase (decrease)	12.1%		0.2%	(0.3)%	25.7%
Cash basis (non-GAAP):
Initial rent(1)	$73.95	(2)	$115.33	$56.25	$91.00
Prior escalated rent	$64.83		$115.25	$58.03	$79.12
Percentage increase (decrease)	14.1%		0.1%	(3.1)%	15.0%
Tenant improvements and leasing commissions:
Per square foot	$25.63		$32.67	$13.69	$14.38
Per square foot per annum	$4.93		$8.60	$3.34	$2.88
Percentage of initial rent	7.0%		6.6%	6.0%	3.2%
________________________________
See notes on following page.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York				555 California Street
	Office		Retail	theMART
Six Months Ended June 30, 2020
Total square feet leased	615		38	273	11
Our share of square feet leased:	588		36	273	8
Initial rent(1)	$84.88	(2)	$236.93	$48.64	$105.66
Weighted average lease term (years)	5.9		5.9	9.3	3.0
Second generation relet space:
Square feet	357		31	268	8
GAAP basis:
Straight-line rent(3)	$84.38	(2)	$223.95	$45.87	$107.37
Prior straight-line rent	$85.00		$143.79	$44.95	$78.53
Percentage (decrease) increase	(0.7)%		55.7%	2.0%	36.7%
Cash basis (non-GAAP):
Initial rent(1)	$85.71	(2)	$221.86	$48.42	$105.66
Prior escalated rent	$83.09		$149.61	$49.16	$85.39
Percentage increase (decrease)	3.2%		48.3%	(1.5)%	23.7%
Tenant improvements and leasing commissions:
Per square foot	$51.62		$193.98	$40.84	$8.57
Per square foot per annum	$8.75		$32.88	$4.39	$2.86
Percentage of initial rent	10.3%		13.9%	9.0%	2.7%
________________________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Excludes the rent on 174,000 square feet as the starting rent will be determined in 2021 based on fair market value.

(3)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Month to Month	63,000		$4,315,000	$68.49	0.4%

	Third Quarter 2020	213,000		18,158,000	85.25	1.6%
	Fourth Quarter 2020	146,000		11,373,000	77.90	1.0%
	Total 2020	359,000		29,531,000	82.26	2.6%
	First Quarter 2021	280,000		19,721,000	70.43	1.8%
	Second Quarter 2021	363,000		33,812,000	93.15	3.0%
	Remaining 2021	311,000		21,794,000	70.08	1.9%
	2022	655,000		43,925,000	67.06	3.9%
	2023	1,869,000	(2)	165,839,000	88.73	14.7%
	2024	1,462,000		119,773,000	81.92	10.6%
	2025	839,000		67,986,000	81.03	6.0%
	2026	1,398,000		103,150,000	73.78	9.2%
	2027	1,131,000		82,349,000	72.81	7.3%
	2028	916,000		64,899,000	70.85	5.8%
	2029	683,000		55,190,000	80.81	4.9%
	2030	768,000		54,866,000	71.44	4.9%
	Thereafter	3,709,000		258,570,000	69.71	23.0%

Retail:	Month to Month	29,000		$3,294,000	$113.59	1.2%

	Third Quarter 2020	1,000		287,000	287.00	0.1%
	Fourth Quarter 2020	32,000		7,966,000	248.94	2.9%
	Total 2020	33,000		8,253,000	250.09	3.0%
	First Quarter 2021	125,000		12,808,000	102.46	4.6%
	Second Quarter 2021	20,000		1,921,000	96.05	0.7%
	Remaining 2021	55,000		5,794,000	105.35	2.1%
	2022	15,000		4,772,000	318.13	1.7%
	2023	49,000		25,022,000	510.65	9.0%
	2024	203,000		42,791,000	210.79	15.4%
	2025	37,000		12,623,000	341.16	4.6%
	2026	70,000		25,390,000	362.71	9.2%
	2027	30,000		22,060,000	735.33	7.9%
	2028	23,000		12,198,000	530.35	4.4%
	2029	46,000		19,867,000	431.89	7.2%
	2030	159,000		20,388,000	128.23	7.4%
	Thereafter	299,000		59,929,000	200.43	21.6%
________________________________

(1)	Excludes storage, vacancy and other.

(2)	Assumes U.S. Post Office exercises lease renewal options at 909 Third Avenue for which the annual escalated rent is $13.89 per square foot on their 492,000 square feet space.

LEASE EXPIRATIONS (unaudited) theMART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	12,000	$700,000	$58.33	0.4%

	Third Quarter 2020	44,000	2,436,000	55.36	1.5%
	Fourth Quarter 2020	33,000	1,690,000	51.21	1.0%
	Total 2020	77,000	4,126,000	53.58	2.5%
	First Quarter 2021	60,000	2,682,000	44.70	1.7%
	Second Quarter 2021	22,000	1,262,000	57.36	0.8%
	Remaining 2021	221,000	10,687,000	48.36	6.6%
	2022	451,000	22,582,000	50.07	13.9%
	2023	294,000	15,278,000	51.97	9.4%
	2024	343,000	17,271,000	50.35	10.7%
	2025	339,000	18,445,000	54.41	11.4%
	2026	303,000	15,087,000	49.79	9.3%
	2027	147,000	7,296,000	49.63	4.5%
	2028	642,000	28,337,000	44.14	17.6%
	2029	73,000	3,466,000	47.48	2.1%
	2030	5,000	313,000	62.60	0.2%
	Thereafter	317,000	14,400,000	45.43	8.9%
________________________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	0.0%

	Third Quarter 2020	—	—	—	0.0%
	Fourth Quarter 2020	7,000	673,000	96.14	0.7%
	Total 2020	7,000	673,000	96.14	0.7%
	First Quarter 2021	1,000	95,000	95.00	0.1%
	Second Quarter 2021	19,000	1,088,000	57.26	1.1%
	Remaining 2021	79,000	6,155,000	77.91	6.1%
	2022	36,000	2,978,000	82.72	3.0%
	2023	133,000	10,094,000	75.89	10.0%
	2024	61,000	5,746,000	94.20	5.7%
	2025	436,000	34,355,000	78.80	34.1%
	2026	140,000	11,243,000	80.31	11.2%
	2027	65,000	5,735,000	88.23	5.7%
	2028	20,000	1,548,000	77.40	1.5%
	2029	74,000	7,052,000	95.30	7.0%
	2030	110,000	10,491,000	95.37	10.4%
	Thereafter	55,000	3,385,000	61.55	3.4%
________________________________
(1)    Excludes storage, vacancy and other.

TRAILING TWELVE MONTH PRO-FORMA CASH NET OPERATING INCOME AT SHARE (unaudited)
(Amounts in thousands)
	For the Trailing Twelve Months Ended June 30, 2020				For the Trailing Twelve Months Ended March 31, 2020
	NOI at Share - Cash Basis	Adjustments		Pro Forma NOI at Share - Cash Basis	Pro Forma NOI at Share - Cash Basis
Office:
New York	$718,031	$(24,163)	(1)	$693,868	$689,236
theMART	91,704	—		91,704	105,923
555 California Street	60,256	—		60,256	60,846
Total Office	869,991	(24,163)		845,828	856,005
New York - Retail	207,947	(9,084)	(2)	198,863	216,106
New York - Residential	22,183	—		22,183	21,982
	$1,100,121	$(33,247)		$1,066,874	$1,094,093
________________________________

(1)	Adjustment to deduct $23,874 of BMS NOI and $289 of 330 Madison Avenue NOI (sold on July 11, 2019).

(2)	Adjusting for Topshop at 608 Fifth Avenue and 478-486 Broadway and the sale of 3040 M Street.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of June 30, 2020
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$5,662,657
Senior unsecured notes			450,000
$800 Million unsecured term loan			800,000
$2.75 Billion unsecured revolving credit facilities			1,075,000
			7,987,657
Pro rata share of debt of non-consolidated entities(2)			2,854,867
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(484,068)
			10,358,456	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (141,400 units @ $25 per unit)			3,535
5.70% Series K preferred shares	12,000	$25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
			924,035	(B)

	Converted Shares	June 30, 2020 Common Share Price
Equity:
Common shares	191,151	$38.21	7,303,880
Class A units	12,423	38.21	474,683
Convertible share equivalents:
Equity awards - unit equivalents	1,350	38.21	51,584
D-13 preferred units	1,222	38.21	46,693
G1-G4 units	87	38.21	3,324
Series A preferred shares	27	38.21	1,032
			7,881,196	(C)
Total Market Capitalization (A+B+C)			$19,163,687
________________________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

(2)
Our pro rata share of debt of non-consolidated entities is net of our $16,200 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019		Third Quarter 2019
High price	$45.96	$68.68	$67.95		$66.72
Low price	$30.31	$27.64	$61.78		$58.60
Closing price - end of quarter	$38.21	$36.21	$66.50		$63.67

Annualized quarterly dividend per share	$2.64	$2.64	$2.64		$2.64
Special dividend	—	—	1.95	(1)	—
Total	$2.64	$2.64	$4.59		$2.64

Annualized dividend yield - on closing price:
Quarterly dividends	6.9%	7.3%	4.0%		4.1%
Total	6.9%	7.3%	6.9%		4.1%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	206,260	206,280	205,076		205,024

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$7.9 Billion	$7.5 Billion	$13.6 Billion		$13.1 Billion
________________________________

(1)	On December 18, 2019, Vornado's Board of Trustees declared a special dividend of $1.95 per share to common shareholders of record on December 30, 2019.

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of June 30, 2020
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$7,987,657	2.97%	$2,197,797	1.42%	$5,789,860	3.56%
Pro rata share of debt of non-consolidated entities(2)	2,854,867	2.81%	1,493,887	1.80%	1,360,980	3.93%
Total	10,842,524	2.93%	3,691,684	1.57%	7,150,840	3.63%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(484,068)		(36,050)		(448,018)
Company's pro rata share of total debt	$10,358,456	2.89%	$3,655,634	1.57%	$6,702,822	3.61%

Debt Covenant Ratios:(3)	Senior Unsecured Notes due 2025		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(4)	Less than 65%	44%	Less than 60%	32%
Secured debt/total assets	Less than 50%	30%	Less than 50%	23%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.60		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.73
Unencumbered assets/unsecured debt	Greater than 150%	394%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	16%
Unencumbered coverage ratio		N/A	Greater than 1.50	5.55

Unencumbered EBITDA (non-GAAP):(4)	Q2 2020
Annualized
New York	$225,400
Other	7,304
Total	$232,704
________________________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

(2)
Our pro rata share of debt of non-consolidated entities is net of our $16,200 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

(3)
Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(4)	Total assets include EBITDA capped at 7.5% under the senior unsecured notes due 2022, 7.0% under the senior unsecured notes due 2025 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over LIBOR	Interest Rate		2020	2021	2022	2023	2024	Thereafter	Total
PENN11	12/20		3.95%		$443,600	$—	$—	$—	$—	$—	$443,600
Borgata Land	02/21		5.14%		—	52,867	—	—	—	—	52,867
770 Broadway	03/21		2.56%	(2)	—	700,000	—	—	—	—	700,000
909 Third Avenue	05/21		3.91%		—	350,000	—	—	—	—	350,000
555 California Street	09/21		5.10%		—	543,393	—	—	—	—	543,393
theMART	09/21		2.70%		—	675,000	—	—	—	—	675,000
1290 Avenue of the Americas	11/22		3.34%		—	—	950,000	—	—	—	950,000
$1.25 Billion unsecured revolving credit facility	01/23	L+100	—%		—	—	—	—	—	—	—
$800 Million unsecured term loan	02/24		3.70%	(3)	—	—	—	—	800,000	—	800,000
435 Seventh Avenue - retail	02/24	L+130	1.47%		—	—	—	—	95,696	—	95,696
$1.5 Billion unsecured revolving credit facility	03/24	L+90	1.09%		—	—	—	—	1,075,000	—	1,075,000
150 West 34th Street	05/24	L+188	2.05%		—	—	—	—	205,000	—	205,000
606 Broadway	09/24	L+180	1.98%		—	—	—	—	72,101	—	72,101
33-00 Northern Boulevard	01/25		4.14%	(4)	—	—	—	—	—	100,000	100,000
Senior unsecured notes due 2025	01/25		3.50%		—	—	—	—	—	450,000	450,000
4 Union Square South - retail	08/25	L+140	1.57%		—	—	—	—	—	120,000	120,000
888 Seventh Avenue	12/25		3.25%	(5)	—	—	—	—	—	375,000	375,000
100 West 33rd Street - office and retail	04/26	L+155	1.72%		—	—	—	—	—	580,000	580,000
350 Park Avenue	01/27		3.92%		—	—	—	—	—	400,000	400,000
					$443,600	$2,321,260	$950,000	$—	$2,247,797	$2,025,000	$7,987,657

Weighted average rate					3.95%	3.46%	3.34%	—%	2.15%	2.95%	2.97%

Fixed rate debt					$443,600	$2,321,260	$950,000	$—	$750,000	$1,325,000	$5,789,860
Fixed weighted average rate expiring					3.95%	3.46%	3.34%	—%	3.87%	3.60%	3.56%
Floating rate debt					$—	$—	$—	$—	$1,497,797	$700,000	$2,197,797
Floating weighted average rate expiring					—%	—%	—%	—%	1.29%	1.70%	1.42%
________________________________

(1)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)	Pursuant to an existing swap agreement, the loan bears interest at 2.56% through September 2020. The rate was swapped from LIBOR plus 1.75% (1.93% as of June 30, 2020).

(3)
Pursuant to an existing swap agreement, $750,000 of the loan bears interest at a fixed rate of 3.87% through October 2023, and the balance of $50,000 floats at a rate of LIBOR plus 1.00% (1.18% as of June 30, 2020). The entire $800,000 will float thereafter for the duration of the loan.

(4)	Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (1.99% as of June 30, 2020).

(5)	Pursuant to an existing swap agreement, the loan bears interest at 3.25% through December 2020. The rate was swapped from LIBOR plus 1.70% (1.88% as of June 30, 2020).

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at June 30, 2020	Company's Carrying Amount		Company's Pro rata Share of Debt(1)		100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over LIBOR	Interest Rate
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,955,957		$461,461		$950,000	Various	Various	Various

Alexander's	Office/Retail	32.4%	89,499		363,056	(3)	1,120,544	Various	Various	Various

Partially owned office buildings/land:
One Park Avenue	Office/Retail	55.0%	140,833		165,000		300,000	03/21	L+175	1.93%
280 Park Avenue	Office/Retail	50.0%	100,307		600,000		1,200,000	09/24	L+173	1.91%
650 Madison Avenue	Office/Retail	20.1%	99,495		161,024		800,000	12/29	N/A	3.49%
512 West 22nd Street	Office/Retail	55.0%	59,415		63,225		114,954	06/24	L+200	2.18%
West 57th Street properties	Office/Retail/Land	50.0%	42,851		10,000		20,000	12/22	L+160	1.77%
825 Seventh Avenue	Office	50.0%	9,855		18,219		36,438	07/23	L+165	1.84%
61 Ninth Avenue	Office/Retail	45.1%	3,909		75,543		167,500	01/26	L+135	1.53%
Other	Office/Retail	Various	4,102		17,465		50,150	Various	Various	Various

Other equity method investments:
Independence Plaza	Residential/Retail	50.1%	65,120		338,175		675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	32,009		19,340		38,364	06/22	L+195	2.12%
Other	Various	Various	45,299		91,484		575,865	Various	Various	Various
			$3,648,651		$2,383,992		$6,048,815

7 West 34th Street	Office/Retail	53.0%	(52,549)	(4)	159,000		300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(9,188)	(4)	311,875		625,000	12/26	N/A	4.55%
			$(61,737)		$470,875		$925,000
________________________________

(1)
Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.

(2)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(3)
Net of our $16,200 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

(4)	Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at June 30, 2020	Our Share of Net Income (Loss) for the Three Months Ended June 30,			Our Share of NOI (non-GAAP) for the Three Months Ended June 30,
		2020		2019	2020	2019
Joint Venture Name
New York:
Fifth Avenue and Times Square JV(1):
Non-cash impairment loss		$(306,326)		$—	$—	$—
Return on preferred equity, net of our share of the expense		9,330		8,586	—	—
Equity in net income	51.5%	441	(2)	11,217	26,481	31,186
		(296,555)		19,803	26,481	31,186
Alexander's	32.4%	3,929		3,597	8,331	11,108
85 Tenth Avenue	49.9%	(1,821)		742	3,503	4,821
One Park Avenue	55.0%	1,596		1,490	4,273	5,203
7 West 34th Street	53.0%	1,081		771	3,591	3,281
280 Park Avenue	50.0%	1,074		(4,647)	9,381	7,542
512 West 22nd Street	55.0%	(911)		(36)	772	698
61 Ninth Avenue	45.1%	659		338	1,644	1,697
650 Madison Avenue	20.1%	(524)		(747)	2,759	2,952
West 57th Street properties	50.0%	(349)		(92)	(81)	252
Independence Plaza	50.1%	(329)		(342)	5,323	6,818
330 Madison Avenue(3)	N/A	—		707	—	2,762
Other, net	Various	(209)		(463)	1,074	850
		(292,359)		21,121	67,051	79,170

Other:
Alexander's corporate fee income	32.4%	1,222		1,122	636	540
Rosslyn Plaza	43.7% to 50.4%	74		268	1,194	1,449
Other, net	Various	(810)		362	606	1,815
		486		1,752	2,436	3,804

Total		$(291,873)		$22,873	$69,487	$82,974
________________________________

(1)	Entered into on April 18, 2019.

(2)
The decrease in our share of net income was primarily due to (i) $4,737 of write-offs of lease receivables deemed uncollectible during the second quarter of 2020 and (ii) a $4,360 reduction in income related to a Forever 21 lease modification at 1540 Broadway.

(3)	Sold on July 11, 2019.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at June 30, 2020	Our Share of Net Income (Loss) for the Six Months Ended June 30,			Our Share of NOI (non-GAAP) for the Six Months Ended June 30,
		2020		2019	2020	2019
Joint Venture Name
New York:
Fifth Avenue and Times Square JV(1):
Non-cash impairment loss		$(306,326)		$—	$—	$—
Return on preferred equity, net of our share of the expense		18,496		8,586	—	—
Equity in net income	51.5%	5,937	(2)	11,217	59,695	31,186
		(281,893)		19,803	59,695	31,186
Alexander's	32.4%	5,345		9,314	18,823	22,430
One Park Avenue	55.0%	3,448		3,147	9,249	10,496
85 Tenth Avenue	49.9%	(2,811)		563	8,316	9,968
7 West 34th Street	53.0%	2,104		1,798	7,144	6,807
61 Ninth Avenue	45.1%	1,459		460	3,613	2,710
650 Madison Avenue	20.1%	(896)		(1,901)	5,593	5,410
512 West 22nd Street	55.0%	(849)		(78)	1,757	1,424
West 57th Street properties	50.0%	(584)		(192)	8	510
280 Park Avenue	50.0%	247		(6,485)	18,137	17,090
Independence Plaza	50.1%	(164)		(228)	11,062	13,717
330 Madison Avenue(3)	N/A	—		1,288	—	5,401
Other, net	Various	(461)		(963)	2,062	1,596
		(275,055)		26,526	145,459	128,745

Other:
Alexander's corporate fee income	32.4%	2,482		2,179	1,306	1,016
Rosslyn Plaza	43.7% to 50.4%	238		402	2,478	2,785
UE(4)	N/A	—		773	—	4,902
PREIT(5)	N/A	—		51	—	9,824
Other, net	Various	(435)		262	2,125	3,104
		2,285		3,667	5,909	21,631

Total		$(272,770)		$30,193	$151,368	$150,376
____________________

(1)	Entered into on April 18, 2019.

(2)
The decrease in our share of net income was primarily due to (i) $4,737 of write-offs of lease receivables deemed uncollectible during the second quarter of 2020 and (ii) a $4,360 reduction in income related to a Forever 21 lease modification at 1540 Broadway.

(3)	Sold on July 11, 2019.

(4)	Sold on March 4, 2019.

(5)
On March 12, 2019, we converted all of our PREIT operating partnership units into common shares and began accounting for our investment as a marketable security and on January 23, 2020, we sold all of our common shares.

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF JUNE 30, 2020 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.								Projected Incremental Cash Yield
Active Penn District Projects	Segment		Budget(1)		Amount Expended		Remainder to be Expended		Stabilization Year
Farley (95% interest)	New York	844,000	1,030,000	(2)	622,844	(3)	407,156		2022	7.4%
PENN2 - as expanded(4)	New York	1,795,000	750,000		69,686		680,314		2024	8.4%
PENN1(5)	New York	2,545,000	325,000		112,089		212,911		N/A	13.5%(5)(6)
Districtwide Improvements	New York	N/A	100,000		8,735		91,265		N/A	N/A
Total Active Penn District Projects			2,205,000		813,354		1,391,646	(7)		8.3%
________________________________

(1)	Excluding debt and equity carry.

(2)	Net of 135,000 of historic tax credit investor contributions, of which 88,000 has been funded to date (at our 95% share).

(3)	The amount expended has been increased by 60,338 of expenditures and reduced by 88,000 of historic tax credit investor contributions for the three months ended June 30, 2020.

(4)	PENN2 (including signage) estimated impact on cash basis NOI and FFO of square feet taken out of service:

	2020	2021	2022
Square feet out of service at end of year	1,140,000	1,190,000	1,200,000
Year-over-year reduction in Cash Basis NOI(i)	(25,000)	(14,000)	—
Year-over-year reduction in FFO(ii)	(19,000)	—	—
________________________________
(i) After capitalization of real estate taxes and operating expenses on space out of service.
(ii) Net of capitalized interest on space out of service under redevelopment.

(5)
Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 13.5% projected return is before the ground rent reset in 2023, which may be material.

(6)	Achieved as existing leases roll; average remaining lease term 4.9 years.

(7)	Expected to be funded from 220 CPS net sales proceeds and existing cash.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

OTHER DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF JUNE 30, 2020 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.					Stabilization Year
Other Active Projects	Segment		Budget	Amount Expended		Remainder to be Expended
220 CPS - residential condominiums	Other	397,000	1,450,000	1,419,000	(1)	31,000	N/A
345 Montgomery Street (555 California Street) (70% interest)	Other	78,000	46,000	37,969		8,031	2021
825 Seventh Avenue - office (50% interest)	New York	165,000	15,000	12,602		2,398	2021
Total Other Projects			1,511,000	1,469,571		41,429

Future Opportunities	Segment	Property Zoning Sq. Ft.
Penn District - multiple opportunities - office/residential/retail	New York
Hotel Pennsylvania	New York	2,052,000
260 Eleventh Avenue - office(2)	New York	280,000

Undeveloped Land
29, 31, 33 West 57th Street (50% interest)	New York	150,000
484, 486 Eighth Avenue and 265, 267 West 34th Street	New York	125,000
527 West Kinzie, Chicago	Other	330,000
Rego Park III (32.4% interest)	New York
Total undeveloped land		605,000
____________________

(1)	Excludes land and acquisition costs of 515,426.

(2)	The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	Six Months Ended	Year Ended December 31,
	June 30, 2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$34,335	$93,226	$92,386
Tenant improvements	35,756	98,261	100,191
Leasing commissions	15,360	18,229	33,254
Recurring tenant improvements, leasing commissions and other capital expenditures	85,451	209,716	225,831
Non-recurring capital expenditures	11,772	30,374	43,135
Total capital expenditures and leasing commissions	$97,223	$240,090	$268,966

	Six Months Ended	Year Ended December 31,
	June 30, 2020	2019	2018
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail	$127,998	$265,455	$18,995	(1)
220 CPS	62,450	181,177	295,827
PENN1	48,565	51,168	8,856
PENN2	44,810	28,719	16,288
345 Montgomery Street	9,775	29,441	18,187
Other	25,696	93,096	60,033
	$319,294	$649,056	$418,186
________________________________

(1)	Includes amounts paid for development from October 30, 2018, the date of consolidation of Farley Office and Retail.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Six Months Ended	Year Ended December 31,
	June 30, 2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$28,900	$80,416	$70,954
Tenant improvements	30,001	84,870	76,187
Leasing commissions	11,415	16,316	29,435
Recurring tenant improvements, leasing commissions and other capital expenditures	70,316	181,602	176,576
Non-recurring capital expenditures	11,767	28,269	31,381
Total capital expenditures and leasing commissions	$82,083	$209,871	$207,957

	Six Months Ended	Year Ended December 31,
	June 30, 2020	2019	2018
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail	$127,998	$265,455	$18,995	(1)
PENN1	48,565	51,168	8,856
PENN2	44,810	28,719	16,288
Other	23,877	86,593	44,976
	$245,250	$431,935	$89,115
________________________________

(1)	Includes amounts paid for development from October 30, 2018, the date of consolidation of Farley Office and Retail.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
theMART
(Amounts in thousands)
	Six Months Ended	Year Ended December 31,
	June 30, 2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$4,443	$9,566	$13,282
Tenant improvements	3,624	9,244	15,106
Leasing commissions	3,173	827	459
Recurring tenant improvements, leasing commissions and other capital expenditures	11,240	19,637	28,847
Non-recurring capital expenditures	5	332	260
Total capital expenditures and leasing commissions	$11,245	$19,969	$29,107

	Six Months Ended	Year Ended December 31,
	June 30, 2020	2019	2018
Amounts paid for development and redevelopment expenditures:
Common area enhancements	$1,135	$476	$51
Other	673	1,846	10,739
	$1,808	$2,322	$10,790

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Six Months Ended	Year Ended December 31,
	June 30, 2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$992	$3,244	$8,150
Tenant improvements	2,131	4,147	8,898
Leasing commissions	772	1,086	3,360
Recurring tenant improvements, leasing commissions and other capital expenditures	3,895	8,477	20,408
Non-recurring capital expenditures	—	1,773	11,494
Total capital expenditures and leasing commissions	$3,895	$10,250	$31,902

	Six Months Ended	Year Ended December 31,
	June 30, 2020	2019	2018
Amounts paid for development and redevelopment expenditures:
345 Montgomery Street	$9,775	$29,441	$18,187
Other	—	3,896	445
	$9,775	$33,337	$18,632

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
OTHER
(Amounts in thousands)

	Six Months Ended	Year Ended December 31,
	June 30, 2020	2019	2018
Amounts paid for development and redevelopment expenditures:
220 CPS	$62,450	$181,177	$295,827
Other	11	285	3,822
	$62,461	$181,462	$299,649

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,581	17,515	1,891	15,441	—	183	—
Retail	2,690	2,208	407	—	1,801	—	—
Residential - 1,677 units	1,526	793	—	—	—	—	793
Alexander's (32.4% interest), including 312 residential units	2,449	793	63	298	350	—	82
Hotel Pennsylvania (temporarily closed since April 1, 2020)	1,400	1,400	1,400	—	—	—	—
	28,646	22,709	3,761	15,739	2,151	183	875

Other:
theMART	3,900	3,891	75	2,045	105	1,317	349
555 California Street (70% interest)	1,819	1,273	55	1,185	33	—	—
Other	2,837	1,339	184	212	832	—	111
	8,556	6,503	314	3,442	970	1,317	460

Total square feet at June 30, 2020	37,202	29,212	4,075	19,181	3,121	1,500	1,335

Total square feet at March 31, 2020	37,311	29,333	2,227	19,677	3,193	1,500	2,736

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,669	10	4,875
theMART	558	4	1,637
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at June 30, 2020	2,806	19	8,059

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share(1)	Annualized Revenues At Share (non-GAAP)(1)	% of Annualized Revenues At Share (non-GAAP)(2)
Facebook	757,653	$78,330	4.6%
IPG and affiliates	967,552	65,822	3.9%
Bloomberg L.P.	303,147	39,139	2.3%
Google/Motorola Mobility (guaranteed by Google)	728,483	36,033	2.1%
Equitable	336,646	35,389	2.1%
Verizon Media Group	327,138	32,544	1.9%
Swatch Group USA(3)	14,950	30,835	1.8%
Amazon (including its Whole Foods subsidiary)	310,272	29,839	1.8%
LVMH Brands	77,585	26,669	1.6%
The City of New York	582,545	25,781	1.5%
Neuberger Berman Group LLC	306,611	25,207	1.5%
Madison Square Garden & Affiliates	409,215	24,768	1.5%
Macy's	366,876	24,339	1.4%
AMC Networks, Inc.	326,061	23,885	1.4%
Bank of America	247,460	22,768	1.3%
New York University	347,948	20,885	1.3%
Victoria's Secret (guaranteed by L Brands, Inc.)(3)	33,164	18,101	1.2%
PwC	241,196	17,937	1.1%
Ziff Brothers Investments, Inc.	147,476	16,501	1.1%
U.S. Government	578,711	14,668	1.0%
Fast Retailing (Uniqlo)(3)	47,181	13,510	0.9%
Apple	220,229	13,214	0.8%
Cushman & Wakefield	127,314	13,041	0.8%
Citadel	119,421	11,942	0.8%
New York & Company, Inc.(4)	193,140	11,274	0.7%
Hollister(3)	11,306	11,170	0.7%
Foot Locker	149,987	10,884	0.7%
Manufacturers & Traders Trust	102,622	10,776	0.6%
Forest Laboratories	168,673	10,594	0.6%
Kirkland & Ellis LLP	106,752	10,527	0.6%
			43.6%
________________________________

(1)	Includes leases not yet commenced.

(2)	See reconciliation of our annualized revenue at share on page xiv in the Appendix.

(3)	Tenant annualized revenues adjusted to reflect the transfer of the 45.4% interest in Fifth Avenue and Times Square JV.

(4)	Filed for Chapter 11 bankruptcy on July 13, 2020.

OCCUPANCY (unaudited)

	New York		theMART	555 California Street
Occupancy rate at:
June 30, 2020	95.2%	(1)	91.4%	99.0%
March 31, 2020	96.7%		91.9%	99.8%
December 31, 2019	96.7%		94.6%	99.8%
June 30, 2019	96.5%		94.8%	99.5%
_______________________________
(1)    Excludes the JCPenney lease at Manhattan Mall for 154,000 square feet which was rejected effective July 31, 2020 as part of its Chapter 11 bankruptcy filing.

RESIDENTIAL STATISTICS in service (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
June 30, 2020	1,989	953	89.9%	$3,858
March 31, 2020	1,990	954	96.1%	$3,919
December 31, 2019	1,991	955	97.0%	$3,889
June 30, 2019	1,995	959	95.9%	$3,837

GROUND LEASES (unaudited)
(Amounts in thousands)

Property	Current Annual Rent at Share	Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
Farley (95% interest)	$4,750	None	2116	None
PENN1:
Land	2,500	2023	2098	Three 25-year renewal options at fair market value ("FMV").
Long Island Railroad Concourse	1,824	2023	2098
Three 25-year renewal options. Rent increases at a rate based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. The next rent increase occurs in 2028 and every ten years thereafter.

260 Eleventh Avenue	4,191	None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350	2028	2067	Two 20-year renewal options at FMV.
Piers 92 & 94	2,000	2060	2110	Five 10-year renewal options. FMV resets upon exercise of first and fourth renewal options. Fixed rent increases every 5 years through initial term.
330 West 34th Street - 65.2% ground leased	1,906	2021	2149	Three 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600	2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666	None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	4,466	2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	328	None	2042	Fixed rent increases to $650 per annum in 2022 and to $750 per annum in 2032.
Unconsolidated:
61 Ninth Avenue (45.1% interest)	3,240	None	2115
Rent increases in April 2021 and every three-years thereafter based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.

Flushing (Alexander's) (32.4% interest)	259	2027	2037	One 10-year renewal option at 90% of FMV.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy		Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
Penn District:
PENN1
(ground leased through 2098)**									Cisco, WSP USA, Hartford Fire Insurance,
-Office	100.0%	90.2%		$70.29	2,274,000	2,105,000	169,000		United Healthcare Services, Inc., Siemens Mobility
-Retail	100.0%	68.6%		303.52	271,000	97,000	174,000		Bank of America, Shake Shack, Starbucks
	100.0%	89.4%		76.56	2,545,000	2,202,000	343,000	$—

PENN2
-Office	100.0%	100.0%		61.50	1,576,000	631,000	945,000		Madison Square Garden, EMC
-Retail	100.0%	100.0%		217.02	44,000	18,000	26,000		Chase Manhattan Bank
	100.0%	100.0%		65.90	1,620,000	649,000	971,000	575,000 (3)

PENN11
									Madison Square Garden, AMC Networks, Inc., Information Builders, Inc.*,
-Office	100.0%	100.0%		66.84	1,113,000	1,113,000	—		Apple, Macy's
-Retail	100.0%	95.2%		138.42	40,000	40,000	—		PNC Bank National Association, Starbucks
	100.0%	99.8%		69.22	1,153,000	1,153,000	—	443,600

100 West 33rd Street
-Office	100.0%	100.0%		68.61	859,000	859,000	—	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	32.3%	(4)	113.91	256,000	256,000	—	181,598	Aeropostale, Express, Starbucks

330 West 34th Street
(65.2% ground leased through 2149)**									New York & Company, Inc., Structure Tone,
-Office	100.0%	100.0%		67.22	703,000	703,000	—		Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	34.5%		147.72	21,000	21,000	—		Starbucks
	100.0%	98.6%		67.81	724,000	724,000	—	50,150 (5)

435 Seventh Avenue
-Retail	100.0%	100.0%		35.22	43,000	43,000	—	95,696	Forever 21

7 West 34th Street
-Office	53.0%	100.0%		73.38	458,000	458,000	—		Amazon
-Retail	53.0%	89.3%		369.29	19,000	19,000	—		Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	99.6%		84.20	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%		296.31	10,000	10,000	—	—

488 Eighth Avenue
-Retail	100.0%	—		—	6,000	—	6,000	—

138-142 West 32nd Street
-Retail	100.0%	100.0%		114.93	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%		112.53	78,000	78,000	—	205,000	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Penn District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$102.22		3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	55.71		23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	84.8%	192.30		16,000	16,000	—	—

Total Penn District					7,821,000	6,501,000	1,320,000	2,249,446

Midtown East:
909 Third Avenue
(ground leased through 2063)**									IPG and affiliates, Forest Laboratories,
-Office	100.0%	98.6%	64.09	(6)	1,350,000	1,350,000	—	350,000	Geller & Company, Morrison Cohen LLP,
									United States Post Office, Thomson Reuters LLC, Sard Verbinnen

150 East 58th Street(7)
-Office	100.0%	94.2%	78.56		540,000	540,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	13.1%	17.86		3,000	3,000	—
	100.0%	93.9%	78.51		543,000	543,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	256.44		22,000	10,000	12,000	—	Orangetheory Fitness*, Casper, Santander Bank

966 Third Avenue
-Retail	100.0%	100.0%	109.85		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	167.91		7,000	7,000	—	—	Wells Fargo

Total Midtown East					1,929,000	1,917,000	12,000	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**									Axon Capital LP, Lone Star US Acquisitions LLC,
-Office	100.0%	93.6%	94.24		870,000	870,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	310.92		15,000	15,000	—		Redeye Grill L.P.
	100.0%	93.6%	96.31		885,000	885,000	—	375,000

57th Street - 2 buildings
-Office	50.0%	77.4%	59.69		81,000	81,000	—
-Retail	50.0%	100.0%	150.51		22,000	22,000	—
	50.0%	81.2%	78.33		103,000	103,000	—	20,000

Total Midtown West					988,000	988,000	—	395,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property		In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue									Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	97.9%	$104.10	1,234,000		1,234,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	100.0%	79.14	28,000		28,000	—		Scottrade Inc., Starbucks, Fasano Restaurant
	50.0%	98.0%	103.54	1,262,000		1,262,000	—	$1,200,000

350 Park Avenue									Kissinger Associates Inc., Ziff Brothers Investment Inc., Citadel*,
-Office	100.0%	96.6%	110.90	554,000		554,000	—		MFA Financial Inc., M&T Bank, Square Mile Capital Management*
-Retail	100.0%	100.0%	280.74	18,000		18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%	96.7%	116.29	572,000		572,000	—	400,000

Total Park Avenue				1,834,000		1,834,000	—	1,600,000
Grand Central:
90 Park Avenue									Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	99.3%	79.40	938,000		938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	154.74	18,000		18,000	—		Citibank, Starbucks
	100.0%	98.8%	80.41	956,000		956,000	—	—

510 Fifth Avenue
-Retail	100.0%	100.0%	165.11	66,000		66,000	—	—	The North Face, Elie Tahari

Total Grand Central				1,022,000		1,022,000	—	—

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	52.0%	95.6%	102.34	246,000		246,000	—		Avolon Aerospace, GCA Savvian Inc.
-Retail	52.0%	96.1%	983.25	69,000		69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	52.0%	95.7%	236.75	315,000		315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	499.55	114,000	(8)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	86.8%	84.75	297,000		297,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	83.9%	749.09	32,000		32,000	—		Fendi*, Berluti*
	100.0%	86.6%	126.09	329,000		329,000	—	—

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Sotheby's International Realty, Inc.,
-Office	20.1%	98.8%	117.01	564,000		564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	100.0%	992.83	37,000		37,000	—		Moncler USA Inc., Tod's, Celine, Domenico Vacca, Balmain*
	20.1%	98.9%	151.85	601,000		601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	99.13	81,000		81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	9.3%	3,636.19	17,000		17,000	—		MAC Cosmetics
	52.0%	85.3%	161.80	98,000		98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	282.45	57,000		57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	3,204.72	26,000		26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,540,000		1,540,000	—	1,750,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$101.33	1,077,000	1,077,000	—		Facebook, Verizon Media Group
-Retail	100.0%	92.0%	69.58	105,000	105,000	—		Bank of America N.A., Kmart Corporation
	100.0%	99.3%	98.89	1,182,000	1,182,000	—	$700,000

One Park Avenue								New York University, Clarins USA Inc.,
								BMG Rights Management, Robert A.M. Stern Architect,
-Office	55.0%	100.0%	60.75	865,000	865,000	—		automotiveMastermind
-Retail	55.0%	100.0%	86.11	78,000	78,000	—		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	100.0%	62.81	943,000	943,000	—	300,000

4 Union Square South
-Retail	100.0%	94.5%	136.98	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora*

692 Broadway
-Retail	100.0%	100.0%	98.07	36,000	36,000	—	—	Equinox, Verizon Media Group

Total Midtown South				2,365,000	2,365,000	—	1,120,000

Rockefeller Center:
1290 Avenue of the Americas								Equitable, Hachette Book Group Inc., Venable LLP,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
-Office	70.0%	99.7%	88.41	2,043,000	2,043,000	—		Cushman & Wakefield, Columbia University, LinkLaters
-Retail	70.0%	100.0%	197.67	75,000	75,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.7%	91.35	2,118,000	2,118,000	—	950,000

Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	76.0%	53.61	246,000	246,000	—		Safety National Casualty Corp*, Fortune Media Corp.
-Retail	100.0%	100.0%	120.87	5,000	5,000	—		TD Bank
	100.0%	76.4%	55.25	251,000	251,000	—	—

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	381.11	65,000	15,000	50,000		Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	—
	100.0%			85,000	35,000	50,000	—

606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	115.99	30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	641.00	6,000	6,000	—		HSBC, Harman International
	50.0%	100.0%	185.05	36,000	36,000	—	72,101

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Soho (Continued):
443 Broadway
-Retail	100.0%	100.0%	$109.21	16,000	16,000	—	$—	Necessary Clothing

304 Canal Street
-Retail	100.0%	—	—	4,000	4,000	—
-Residential (4 units)	100.0%	75.0%		9,000	9,000	—
	100.0%			13,000	13,000	—	—

334 Canal Street
-Retail	100.0%	—	—	4,000	4,000	—
-Residential (4 units)	100.0%	75.0%		11,000	11,000	—
	100.0%			15,000	15,000	—	—

155 Spring Street
-Retail	100.0%	97.3%	124.89	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	200.00	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	100.0%	308.30	6,000	6,000	—		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—
	100.0%			7,000	7,000	—	—

Total Soho				230,000	180,000	50,000	72,101

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	52.0%	100.0%	197.17	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	95.3%	1,082.93	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	14.25	62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	98.2%	403.79	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	89.3%	239.57	18,000	13,000	5,000	—	Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	534.70	8,000	8,000	—		Berluti
-Residential (8 units)	100.0%	75.0%		5,000	5,000	—
	100.0%			13,000	13,000	—	—

1131 Third Avenue
-Retail	100.0%	100.0%	184.09	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper East Side (Continued):
759-771 Madison Avenue (40 East 66th)
-Retail	100.0%	8.9%	$723.76	14,000	14,000	—
-Residential (5 units)	100.0%	100.0%		12,000	12,000	—
	100.0%			26,000	26,000	—	$—

Total Upper East Side				80,000	75,000	5,000	—

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	99.6%	35.84	471,000	471,000	—	100,000	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	54.57	184,000	184,000	—	—	The City of New York

85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	100.0%	90.49	584,000	584,000	—		Moet Hennessy USA. Inc.
-Retail	49.9%	100.0%	86.78	43,000	43,000	—		IL Posto LLC, L'Atelier
	49.9%	100.0%	90.26	627,000	627,000	—	625,000

537 West 26th Street
-Other (event space)	100%	—	—	14,000	—	14,000	—

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	129.91	155,000	155,000	—		Aetna Life Insurance Company
-Retail	45.1%	44.8%	355.90	37,000	37,000	—		Starbucks
	45.1%	91.9%	146.16	192,000	192,000	—	167,500

512 West 22nd Street
-Office	55.0%	37.6%	133.77	164,000	164,000	—		Warner Media, Next Jump
-Retail	55.0%	46.7%	108.00	9,000	9,000	—		Galeria Nara Roesler*
		38.0%	132.17	173,000	173,000		114,954

Total Chelsea/Meatpacking District				1,190,000	1,176,000	14,000	907,454

Upper West Side:
50-70 W 93rd Street
-Residential (325 units)	49.9%	91.0%		283,000	283,000	—	82,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	89.2%		1,185,000	1,185,000	—
-Retail	50.1%	100.0%	65.80	72,000	56,000	16,000		Duane Reade
	50.1%			1,257,000	1,241,000	16,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	117.76	8,000	8,000	—	—	Sarabeth's

Total Tribeca				1,265,000	1,249,000	16,000	675,000
New Jersey:
Paramus
-Office	100.0%	87.2%	24.37	129,000	129,000	—	—	Vornado's Administrative Headquarters

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Properties under Development:
Farley Office and Retail (ground and building leased through 2116)**
-Office	95.0%	—	$—	730,000	—	730,000
-Retail	95.0%	—	—	114,000	—	114,000
	95.0%	—	—	844,000	—	844,000	$—

825 Seventh Avenue
-Office	50.0%	—	—	165,000	—	165,000	—
-Retail	100.0%	—	—	4,000	—	4,000	—
	51.2%	—	—	169,000	—	169,000	36,438

Total Property under Development				1,013,000	—	1,013,000	36,438

Properties to be Developed:
57th Street (3 properties)
-Land	50.0%	—	—	—	—	—	—

Eighth Avenue and 34th Street (4 properties)
-Land	100.0%	—	—	—	—	—	—

New York Office:

Total		96.5%	$80.60	20,581,000	18,572,000	2,009,000	$8,406,044

Vornado's Ownership Interest		96.4%	$77.99	17,515,000	15,624,000	1,891,000	$5,848,278

New York Retail:

Total		86.0%	$257.38	2,690,000	2,269,000	421,000	$1,124,395

Vornado's Ownership Interest		83.6%	$217.30	2,208,000	1,801,000	407,000	$839,881

New York Residential:

Total		90.1%		1,526,000	1,526,000	—	$757,500

Vornado's Ownership Interest		89.9%		793,000	793,000	—	$379,342

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)		Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$129.46	920,000	920,000	—	$500,000		Bloomberg
-Retail	32.4%	93.4%	276.35	155,000	155,000	—	350,000		The Home Depot, The Container Store, Hutong
	32.4%	99.0%	147.62	1,075,000	1,075,000	—	850,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	53.97	343,000	148,000	195,000	—		Burlington, Bed Bath & Beyond, Marshalls, IKEA*

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	92.0%	60.54	609,000	609,000	—	202,544	(9)	Century 21, Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	29.18	167,000	167,000	—	—		New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	93.6%	—	255,000	255,000	—	—

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA through 2041)**	32.4%	100.0%	—	—	—	—	68,000		IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	—	—	—	—	—	—

Total Alexander's	32.4%	96.7%	96.27	2,449,000	2,254,000	195,000	1,120,544

Hotel Pennsylvania(10) :
-Hotel (1,700 Rooms)	100.0%			1,400,000	—	1,400,000	—

Total New York		95.6%	$96.71	28,646,000	24,621,000	4,025,000	$11,408,483

Vornado's Ownership Interest		95.2%	$90.16	22,709,000	18,948,000	3,761,000	$7,430,557
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)
Weighted average annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average annual rent per square foot for retail excludes non-selling space.

(2)	Represents contractual debt obligations.

(3)	Secured amount outstanding on revolving credit facilities.

(4)	Excludes the JCPenney lease at Manhattan Mall for 154,000 square feet which was rejected effective July 31, 2020 as part of its Chapter 11 bankruptcy filing.

(5)	Amount represents debt on land which is owned 34.8% by Vornado.

(6)	Excludes US Post Office lease for which the annual escalated rent is $13.89 PSF.

(7)	Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.

(8)	75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

(9)	Net of $50,000 of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.
(10) Temporarily closed beginning April 1, 2020 and therefore square footage was taken out of service.

OTHER
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Publicis Groupe (Razorfish),
								1871, ANGI Home Services, Inc, Yelp Inc., Paypal, Inc.,
								Allscripts Healthcare, Kellogg Company,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	89.4%	$44.45	2,045,000	2,045,000	—		ConAgra Foods Inc., Allstate Insurance Company
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	94.0%	54.49	1,533,000	1,533,000	—		Allsteel Inc., Teknion LLC
-Retail	100.0%	93.3%	55.91	95,000	95,000	—
	100.0%	91.4%	49.03	3,673,000	3,673,000	—	$675,000

Other (2 properties)	50.0%	100.0%	45.57	19,000	19,000	—	31,097
Total theMART, Chicago				3,692,000	3,692,000	—	706,097

Piers 92 and 94 (New York) (ground and building leased through 2110)**	100.0%	—	—	208,000	133,000	75,000	—

Total theMART		91.5%	$49.01	3,900,000	3,825,000	75,000	$706,097

Vornado's Ownership Interest		91.4%	$49.02	3,891,000	3,816,000	75,000	$690,549

555 California Street:
555 California Street	70.0%	98.9%	$83.16	1,506,000	1,506,000	—	$543,393	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	77.49	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	—	—	78,000	—	78,000	—	Regus*

Total 555 California Street		99.0%	$82.39	1,819,000	1,741,000	78,000	$543,393

Vornado's Ownership Interest		99.0%	$82.39	1,273,000	1,218,000	55,000	$380,375

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)**								Target*, Hennes & Mauritz,
-Retail	100.0%	100.0%	$252.09	98,000	98,000	—		Sephora, Bank of America
-Residential (39 units)	100.0%	87.2%		59,000	59,000	—
	100.0%	95.2%		157,000	157,000	—	$145,075

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)**
-Hotel (795 Rooms)
-Retail	75.3%	99.3%	178.10	50,000	50,000	—		New York Sports Club, Krispy Kreme, BHT Broadway
-Office	75.3%	100.0%	51.32	196,000	196,000	—		American Management Association, Open Jar, Association for Computing Machinery
	75.3%	99.9%	74.63	246,000	246,000	—	274,355

501 Broadway	100.0%	100.0%	292.58	9,000	9,000	—	22,872	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
-Retail	100.0%	61.9%	177.80	51,000	51,000	—		Banana Republic
-Theatre	100.0%	100.0%	43.75	79,000	79,000	—		Regal Cinema
	100.0%	85.1%	79.50	130,000	130,000	—	82,750

Total Real Estate Fund	88.8%	95.3%		542,000	542,000	—	$525,052

Vornado's Ownership Interest	28.6%	96.5%		155,000	155,000	—	$153,212
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	67.8%	$47.10	736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	96.5%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$38,364

Fashion Centre Mall	7.5%	92.5%	45.72	868,000	868,000	—	—	410,000	Macy's, Nordstrom

Washington Tower	7.5%	75.0%	54.20	170,000	170,000	—	—	40,000	The Rand Corporation

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	34.98	682,000	196,000	443,000	43,000	—	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		89.0%	$40.66	2,837,000	2,047,000	443,000	347,000	$488,364

Vornado's Ownership Interest		93.1%	$34.10	1,339,000	712,000	443,000	184,000	$53,090
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.

(2)	Owned by tenant on land leased from the company.

(3)	Represents the contractual debt obligations.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	Vice Chairman
Michael J. Franco	President
Joseph Macnow	Executive Vice President - Chief Financial Officer and Chief Administrative Officer
Haim Chera	Executive Vice President - Head of Retail
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate

RESEARCH COVERAGE - EQUITY

James Feldman/Elvis Rodriguez	Richard Skidmore/Melissa Funk	Nicholas Yulico/Joshua Burr
Bank of America/BofA Securities	Goldman Sachs	Scotia Capital (USA) Inc
646-855-5808/646-855-1589	801-741-5459/801-884-4127	212-225-6904/212-225-5415

John P. Kim/Frank Lee	Daniel Ismail/Dylan Burzinski	John W. Guinee/Aaron Wolf
BMO Capital Markets	Green Street Advisors	Stifel Nicolaus & Company
212-885-4115/415-591-2129	949-640-8780	443-224-1307/443-224-1206

Michael Bilerman/Emmanuel Korchman	Anthony Paolone/Ray Zhong	Michael Lewis/Alexei Siniakov
Citi	JP Morgan	SunTrust Robinson Humphrey
212-816-1383/212-816-1382	212-622-6682/212-622-5411	212-319-5659/212-590-0986

Derek Johnston/Tom Hennessy	Vikram Malhotra/Adam J. Gabalski
Deutsche Bank	Morgan Stanley
212-250-5683/212-250-4063	212-761-7064/212-761-8051

Steve Sakwa/Delia Whyte	Alexander Goldfarb/Daniel Santos
Evercore ISI	Piper Sandler
212-446-9462/212-446-9459	212-466-7937/212-466-7927

RESEARCH COVERAGE - DEBT

Andrew Molloy	Jesse Rosenthal
Bank of America/Merrill Lynch	CreditSights
646-855-6435	212-340-3816

Thierry Perrein	Mark Streeter
Wells Fargo Securities	JP Morgan
704-410-3262	212-834-5086

Research Coverage - Equity and Debt is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies. NOI at share - cash basis includes rent that has been deferred as a result of the COVID-19 pandemic. Rent deferrals generally require repayment in monthly installments over a period of time not to exceed twelve months.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciable real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2020
		2020	2019		2020	2019
Net (loss) income attributable to common shareholders	(A)	$(197,750)	$2,400,195	$4,963	$(192,787)	$2,581,683
Per diluted share		$(1.03)	$12.56	$0.03	$(1.01)	$13.51

Certain expense (income) items that impact net (loss) income attributable to common shareholders:
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the joint venture attributable to the GAAP required write-up of the retained interest		$305,859	$—	$—	$305,859	$—
608 Fifth Avenue non-cash (lease liability extinguishment gain) impairment loss and related write-offs		(70,260)	101,092	—	(70,260)	101,092
After-tax net gain on sale of 220 CPS condominium units		(49,005)	(88,921)	(59,911)	(108,916)	(219,875)
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020		6,108	—	7,261	13,369	—
Our share of loss from real estate fund investments		6,089	20,758	56,158	62,247	23,662
Net gain on transfer to Fifth Avenue and Times Square retail JV, net of $11,945 attributable to noncontrolling interests		—	(2,559,154)	—	—	(2,559,154)
Real estate impairment losses		—	7,500	—	—	7,500
Mark-to-market (increase) decrease in PREIT common shares (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020)		—	(1,313)	4,938	4,938	14,336
Net gain from sale of UE common shares (sold on March 4, 2019)		—	—	—	—	(62,395)
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		—	—	—	—	22,540
Mark-to-market increase in Lexington Realty Trust common shares (sold on March 1, 2019)		—	—	—	—	(16,068)
Other		2,019	2,802	7,896	9,915	3,954
		200,810	(2,517,236)	16,342	217,152	(2,684,408)
Noncontrolling interests' share of above adjustments		(11,659)	159,593	(1,072)	(13,661)	170,191
Total of certain expense (income) items that impact net (loss) income attributable to common shareholders	(B)	$189,151	$(2,357,643)	$15,270	$203,491	$(2,514,217)
Per diluted share (non-GAAP)		$0.99	$(12.34)	$0.08	$1.07	$(13.16)

Net (loss) income attributable to common shareholders, as adjusted (non-GAAP)	(A+B)	$(8,599)	$42,552	$20,233	$10,704	$67,466
Per diluted share (non-GAAP)		$(0.04)	$0.22	$0.11	$0.06	$0.35

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2020
		2020	2019		2020	2019
Reconciliation of our net (loss) income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net (loss) income attributable to common shareholders	(A)	$(197,750)	$2,400,195	$4,963	$(192,787)	$2,581,683
Per diluted share		$(1.03)	$12.56	$0.03	$(1.01)	$13.51

FFO adjustments:
Depreciation and amortization of real property		$85,179	$105,453	$85,136	$170,315	$213,936
Net gain on transfer to Fifth Avenue and Times Square JV on April 18, 2019, net of $11,945 attributable to noncontrolling interests		—	(2,559,154)	—	—	(2,559,154)
Real estate impairment losses		—	31,436	—	—	31,436
Net gain from sale of UE common shares (sold on March 4, 2019)		—	—	—	—	(62,395)
(Increase) decrease in fair value of marketable securities:
PREIT (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020)		—	(1,313)	4,938	4,938	14,336
Lexington (sold on March 1, 2019)		—	—	—	—	(16,068)
Other		—	1	—	—	(41)
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the joint venture attributable to the GAAP required write-up of the retained interest		305,859	—	—	305,859	—
Depreciation and amortization of real property		39,736	34,631	40,423	80,159	59,621
(Increase) decrease in fair value of marketable securities		(565)	1,709	3,691	3,126	1,697
		430,209	(2,387,237)	134,188	564,397	(2,316,632)
Noncontrolling interests' share of above adjustments		(29,215)	151,357	(8,804)	(38,019)	146,933
FFO adjustments, net	(B)	$400,994	$(2,235,880)	$125,384	$526,378	$(2,169,699)

FFO attributable to common shareholders (non-GAAP)	(A+B)	$203,244	$164,315	$130,347	$333,591	$411,984
Convertible preferred share dividends		12	14	13	25	29
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		203,256	164,329	130,360	333,616	412,013
Add back of FFO allocated to noncontrolling interests of the Operating Partnership		13,283	10,684	8,459	21,594	26,669
FFO - OP Basis (non-GAAP)		$216,539	$175,013	$138,819	$355,210	$438,682
FFO per diluted share (non-GAAP)		$1.06	$0.86	$0.68	$1.75	$2.16

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2020
		2020	2019		2020	2019
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$203,256	$164,329	$130,360	$333,616	$412,013
Per diluted share (non-GAAP)		$1.06	$0.86	$0.68	$1.75	$2.16

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
608 Fifth Avenue non-cash (lease liability extinguishment gain) impairment loss and related write-offs		$(70,260)	$77,156	$—	$(70,260)	$77,156
After-tax net gain on sale of 220 CPS condominium units		(49,005)	(88,921)	(59,911)	(108,916)	(219,875)
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020		6,108	—	7,261	13,369	—
Our share of loss from real estate fund investments		6,089	20,758	56,158	62,247	23,662
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		—	—	—	—	22,540
Other		2,459	1,092	4,205	6,664	2,298
		(104,609)	10,085	7,713	(96,896)	(94,219)
Noncontrolling interests' share of above adjustments	(B)	$7,103	$(639)	$(506)	$6,120	$5,996
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net		$(97,506)	$9,446	$7,207	$(90,776)	$(88,223)
Per diluted share (non-GAAP)		$(0.51)	$0.05	$0.04	$(0.48)	$(0.46)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	(A+B)	$105,750	$173,775	$137,567	$242,840	$323,790
Per diluted share (non-GAAP)		$0.55	$0.91	$0.72	$1.27	$1.70

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2020
		2020	2019		2020	2019
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$203,256	$164,329	$130,360	$333,616	$412,013

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		(105,228)	2,913	5,630	(99,598)	(102,564)
Recurring tenant improvements, leasing commissions and other capital expenditures		(35,030)	(63,456)	(53,479)	(88,509)	(104,577)
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		34,190	9,748	3,076	37,266	4,567
Stock-based compensation expense		7,703	10,520	25,765	33,468	42,174
Amortization of debt issuance costs		6,032	7,828	5,276	11,308	18,653
Personal property depreciation		1,749	1,571	1,825	3,574	3,084
Noncontrolling interests in the Operating Partnership's share of above adjustments		6,151	1,958	781	6,969	8,791
FAD adjustments, net(1)	(B)	(84,433)	(28,918)	(11,126)	(95,522)	(129,872)

FAD (non-GAAP)	(A+B)	$118,823	$135,411	$119,234	$238,094	$282,141

FAD payout ratio (2)		106.5%	93.0%	106.5%	105.6%	89.2%
________________________________

(1)	Certain prior year adjustments have been restated in order to conform to the current period presentation which includes our share of partially owned entities.

(2)
FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2020
	2020	2019		2020	2019
Net (loss) income	$(217,352)	$2,596,693	$(104,503)	$(321,855)	$2,809,737
Depreciation and amortization expense	92,805	113,035	92,793	185,598	229,744
General and administrative expense	35,014	38,872	52,834	87,848	96,892
(Lease liability extinguishment gain) transaction related costs and impairment losses	(69,221)	101,590	71	(69,150)	101,739
Loss (income) from partially owned entities	291,873	(22,873)	(19,103)	272,770	(30,193)
Loss from real estate fund investments	28,042	15,803	183,463	211,505	15,970
Interest and other investment loss (income), net	2,893	(7,840)	5,904	8,797	(12,885)
Interest and debt expense	58,405	63,029	58,842	117,247	165,492
Net gain on transfer to Fifth Avenue and Times Square JV	—	(2,571,099)	—	—	(2,571,099)
Net gains on disposition of wholly owned and partially owned assets	(55,695)	(111,713)	(68,589)	(124,284)	(332,007)
Income tax expense	1,837	26,914	12,813	14,650	56,657
(Income) loss from discontinued operations	—	(60)	—	—	77
NOI from partially owned entities	69,487	82,974	81,881	151,368	150,376
NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,448)	(16,416)	(15,493)	(30,941)	(33,819)
NOI at share	222,640	308,909	280,913	503,553	646,681
Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	34,190	9,748	3,076	37,266	4,567
NOI at share - cash basis	$256,830	$318,657	$283,989	$540,819	$651,248

- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
New York	$270,628	$376,381	$(140,207)	$(187,819)	$130,421	$188,562	$34,216	$13,308	$164,637	$201,870
Other	72,398	86,722	(34,218)	(32,933)	38,180	53,789	1,165	1,492	39,345	55,281
Consolidated total	343,026	463,103	(174,425)	(220,752)	168,601	242,351	35,381	14,800	203,982	257,151
Noncontrolling interests' share in consolidated subsidiaries	(26,180)	(26,334)	10,732	9,918	(15,448)	(16,416)	(528)	218	(15,976)	(16,198)
Our share of partially owned entities	108,966	124,214	(39,479)	(41,240)	69,487	82,974	(663)	(5,270)	68,824	77,704
Vornado's share	$425,812	$560,983	$(203,172)	$(252,074)	$222,640	$308,909	$34,190	$9,748	$256,830	$318,657

	For the Three Months Ended March 31, 2020
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$355,615	$(183,031)	$172,584	$5,423	$178,007
Other	88,917	(46,976)	41,941	1,965	43,906
Consolidated total	444,532	(230,007)	214,525	7,388	221,913
Noncontrolling interests' share in consolidated subsidiaries	(26,909)	11,416	(15,493)	197	(15,296)
Our share of partially owned entities	124,101	(42,220)	81,881	(4,509)	77,372
Vornado's share	$541,724	$(260,811)	$280,913	$3,076	$283,989

	For the Six Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
New York	$626,243	$819,666	$(323,238)	$(385,914)	$303,005	$433,752	$39,639	$8,225	$342,644	$441,977
Other	161,315	178,105	(81,194)	(81,733)	80,121	96,372	3,130	3,399	83,251	99,771
Consolidated total	787,558	997,771	(404,432)	(467,647)	383,126	530,124	42,769	11,624	425,895	541,748
Noncontrolling interests' share in consolidated subsidiaries	(53,089)	(54,566)	22,148	20,747	(30,941)	(33,819)	(331)	158	(31,272)	(33,661)
Our share of partially owned entities	233,067	231,729	(81,699)	(81,353)	151,368	150,376	(5,172)	(7,215)	146,196	143,161
Vornado's share	$967,536	$1,174,934	$(463,983)	$(528,253)	$503,553	$646,681	$37,266	$4,567	$540,819	$651,248
________________________________

(1)	Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.

- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2020 COMPARED TO JUNE 30, 2019 (unaudited)
(Amounts in thousands)

	Total	New York	theMART		555 California Street	Other
NOI at share for the three months ended June 30, 2020	$222,640	$188,968	$17,803		$14,837	$1,032
Less NOI at share from:
Development properties	(7,376)	(7,372)	—		(4)	—
Hotel Pennsylvania (temporarily closed beginning April 1, 2020)	8,516	8,516	—		—	—
Other non-same store income, net	(9,373)	(8,283)	—		(58)	(1,032)
Same store NOI at share for the three months ended June 30, 2020	$214,407	$181,829	$17,803		$14,775	$—

NOI at share for the three months ended June 30, 2019	$308,909	$257,702	$30,974		$15,358	$4,875
Less NOI at share from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(5,479)	(5,479)	—		—	—
Dispositions	(3,696)	(3,696)	—		—	—
Development properties	(14,538)	(14,538)	—		—	—
Hotel Pennsylvania (temporarily closed beginning April 1, 2020)	(4,031)	(4,031)	—		—	—
Other non-same store expense (income), net	2,792	7,459	6		202	(4,875)
Same store NOI at share for the three months ended June 30, 2019	$283,957	$237,417	$30,980		$15,560	$—

Decrease in same store NOI at share for the three months ended June 30, 2020 compared to June 30, 2019	$(69,550)	$(55,588)	$(13,177)		$(785)	$—

% decrease in same store NOI at share	(24.5)%	(23.4)%	(42.5)%	(1)	(5.0)%	—%
________________________________

(1)	The decrease is primarily due to the effects of the COVID-19 pandemic, causing trade shows to be cancelled from late March 2020 through the remainder of the year.

- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE SIX MONTHS ENDED JUNE 30, 2020 COMPARED TO JUNE 30, 2019 (unaudited)
(Amounts in thousands)

	Total	New York	theMART		555 California Street	Other
NOI at share for the six months ended June 30, 2020	$503,553	$431,527	$38,916		$30,068	$3,042
Less NOI at share from:
Development properties	(21,642)	(21,638)	—		(4)	—
Hotel Pennsylvania (temporarily closed beginning April 1, 2020)	8,516	8,516	—		—	—
Other non-same store (income) expense, net	(17,533)	(14,172)	(422)		103	(3,042)
Same store NOI at share for the six months ended June 30, 2020	$472,894	$404,233	$38,494		$30,167	$—

NOI at share for the six months ended June 30, 2019	$646,681	$541,060	$54,497		$29,859	$21,265
Less NOI at share from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(35,770)	(35,770)	—		—	—
Dispositions	(7,096)	(7,096)	—		—	—
Development properties	(35,131)	(35,131)	—		—	—
Hotel Pennsylvania (temporarily closed beginning April 1, 2020)	(4,031)	(4,031)	—		—	—
Other non-same store (income) expense, net	(15,586)	5,054	345		280	(21,265)
Same store NOI at share for the six months ended June 30, 2019	$549,067	$464,086	$54,842		$30,139	$—

(Decrease) increase in same store NOI at share for the six months ended June 30, 2020 compared to June 30, 2019	$(76,173)	$(59,853)	$(16,348)		$28	$—

% (decrease) increase in same store NOI at share	(13.9)%	(12.9)%	(29.8)%	(1)	0.1%	—%
________________________________

(1)	The decrease is primarily due to the effects of the COVID-19 pandemic, causing trade shows to be cancelled from late March 2020 through the remainder of the year.

- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2020 COMPARED TO MARCH 31, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART		555 California Street	Other
NOI at share for the three months ended June 30, 2020	$222,640	$188,968	$17,803		$14,837	$1,032
Less NOI at share from:
Development properties	(7,380)	(7,376)	—		(4)	—
Hotel Pennsylvania (temporarily closed beginning April 1, 2020)	8,516	8,516	—		—	—
Other non-same store income, net	(9,010)	(7,920)	—		(58)	(1,032)
Same store NOI at share for the three months ended June 30, 2020	$214,766	$182,188	$17,803		$14,775	$—

NOI at share for the three months ended March 31, 2020	$280,913	$242,559	$21,113		$15,231	$2,010
Less NOI at share from:
Development properties	(12,996)	(12,996)	—		—	—
Hotel Pennsylvania (temporarily closed beginning April 1, 2020)	9,356	9,356	—		—	—
Other non-same store (income) expense, net	(7,705)	(5,434)	(422)		161	(2,010)
Same store NOI at share for the three months ended March 31, 2020	$269,568	$233,485	$20,691		$15,392	$—

Decrease in same store NOI at share for the three months ended June 30, 2020 compared to March 31, 2020	$(54,802)	$(51,297)	$(2,888)		$(617)	$—

% decrease in same store NOI at share	(20.3)%	(22.0)%	(14.0)%	(1)	(4.0)%	—%
________________________________

(1)	The decrease is primarily due to the effects of the COVID-19 pandemic, causing trade shows to be cancelled from late March 2020 through the remainder of the year.

- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2020 COMPARED TO JUNE 30, 2019 (unaudited)
(Amounts in thousands)

	Total	New York	theMART		555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2020	$256,830	$221,911	$17,765		$15,005	$2,149
Less NOI at share - cash basis from:
Development properties	(9,475)	(9,471)	—		(4)	—
Hotel Pennsylvania (temporarily closed beginning April 1, 2020)	8,525	8,525	—		—	—
Other non-same store (income) expense, net	(13,174)	(11,072)	—		47	(2,149)
Same store NOI at share - cash basis for the three months ended June 30, 2020	$242,706	$209,893	$17,765		$15,048	$—

NOI at share - cash basis for the three months ended June 30, 2019	$318,657	$266,139	$31,984		$15,595	$4,939
Less NOI at share - cash basis from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(5,183)	(5,183)	—		—	—
Dispositions	(3,879)	(3,879)	—		—	—
Development properties	(23,364)	(23,364)	—		—	—
Hotel Pennsylvania (temporarily closed beginning April 1, 2020)	(3,982)	(3,982)	—		—	—
Other non-same store (income) expense, net	(10,214)	(5,409)	6		128	(4,939)
Same store NOI at share - cash basis for the three months ended June 30, 2019	$272,035	$224,322	$31,990		$15,723	$—

Decrease in same store NOI at share - cash basis for the three months ended June 30, 2020 compared to June 30, 2019	$(29,329)	$(14,429)	$(14,225)		$(675)	$—

% decrease in same store NOI at share - cash basis	(10.8)%	(6.4)%	(44.5)%	(1)	(4.3)%	—%
________________________________

(1)	The decrease is primarily due to the effects of the COVID-19 pandemic, causing trade shows to be cancelled from late March 2020 through the remainder of the year.

- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE SIX MONTHS ENDED JUNE 30, 2020 COMPARED TO JUNE 30, 2019 (unaudited)
(Amounts in thousands)

	Total	New York	theMART		555 California Street	Other
NOI at share - cash basis for the six months ended June 30, 2020	$540,819	$465,576	$40,470		$30,440	$4,333
Less NOI at share - cash basis from:
Development properties	(27,591)	(27,587)	—		(4)	—
Hotel Pennsylvania (temporarily closed beginning April 1, 2020)	8,525	8,525	—		—	—
Other non-same store income, net	(26,130)	(21,366)	(422)		(9)	(4,333)
Same store NOI at share - cash basis for the six months ended June 30, 2020	$495,623	$425,148	$40,048		$30,427	$—

NOI at share - cash basis for the six months ended June 30, 2019	$651,248	$542,879	$56,896		$30,340	$21,133
Less NOI at share - cash basis from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(32,905)	(32,905)	—		—	—
Dispositions	(7,460)	(7,460)	—		—	—
Development properties	(47,703)	(47,703)	—		—	—
Hotel Pennsylvania (temporarily closed beginning April 1, 2020)	(3,982)	(3,982)	—		—	—
Other non-same store (income) expense, net	(30,379)	(9,797)	345		206	(21,133)
Same store NOI at share - cash basis for the six months ended June 30, 2019	$528,819	$441,032	$57,241		$30,546	$—

Decrease in same store NOI at share - cash basis for the six months ended June 30, 2020 compared to June 30, 2019	$(33,196)	$(15,884)	$(17,193)		$(119)	$—

% decrease in same store NOI at share - cash basis	(6.3)%	(3.6)%	(30.0)%	(1)	(0.4)%	—%
________________________________

(1)	The decrease is primarily due to the effects of the COVID-19 pandemic, causing trade shows to be cancelled from late March 2020 through the remainder of the year.

- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2020 COMPARED TO MARCH 31, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART		555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2020	$256,830	$221,911	$17,765		$15,005	$2,149
Less NOI at share - cash basis from:
Development properties	(9,478)	(9,474)	—		(4)	—
Hotel Pennsylvania (temporarily closed beginning April 1, 2020)	8,525	8,525	—		—	—
Other non-same store (income) expense, net	(12,772)	(10,670)	—		47	(2,149)
Same store NOI at share - cash basis for the three months ended June 30, 2020	$243,105	$210,292	$17,765		$15,048	$—

NOI at share - cash basis for the three months ended March 31, 2020	$283,989	$243,665	$22,705		$15,435	$2,184
Less NOI at share - cash basis from:
Development properties	(17,024)	(17,024)	—		—	—
Hotel Pennsylvania (temporarily closed beginning April 1, 2020)	9,364	9,364	—		—	—
Other non-same store income, net	(12,521)	(9,858)	(422)		(57)	(2,184)
Same store NOI at share - cash basis for the three months ended March 31, 2020	$263,808	$226,147	$22,283		$15,378	$—

Decrease in same store NOI at share - cash basis for the three months ended June 30, 2020 compared to March 31, 2020	$(20,703)	$(15,855)	$(4,518)		$(330)	$—

% decrease in same store NOI at share - cash basis	(7.8)%	(7.0)%	(20.3)%	(1)	(2.1)%	—%
________________________________

(1)	The decrease is primarily due to the effects of the COVID-19 pandemic, causing trade shows to be cancelled from late March 2020 through the remainder of the year.

- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF REVENUES (ANNUALIZED) (unaudited)
(Amounts in thousands)

For the Three Months Ended June 30, 2020
Consolidated revenues	$343,026
Noncontrolling interest adjustments	(26,180)
Consolidated revenues at our share (non-GAAP)	316,846
Unconsolidated revenues at our share (non-GAAP)	108,966
Our pro rata share of revenues (non-GAAP)	$425,812
Our pro rata share of revenues (annualized) (non-GAAP)	$1,703,248

RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP) (unaudited)
(Amounts in thousands)

	As of June 30, 2020
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$5,638,352	$24,305	$5,662,657
Senior unsecured notes	446,279	3,721	450,000
$800 Million unsecured term loan	796,236	3,764	800,000
$2.75 Billion unsecured revolving credit facilities	1,075,000	—	1,075,000
	$7,955,867	$31,790	$7,987,657

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NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited)
(Amounts in thousands)

EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2020
	2020	2019		2020	2019
Reconciliation of net (loss) income to EBITDAre (non-GAAP):
Net (loss) income	$(217,352)	$2,596,693	$(104,503)	$(321,855)	$2,809,737
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	17,768	(21,451)	122,387	140,155	(28,271)
Net income attributable to the Operating Partnership	(199,584)	2,575,242	17,884	(181,700)	2,781,466
EBITDAre adjustments at share:
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the joint venture attributable to the GAAP required write-up of the retained interest	305,859	—	—	305,859	—
Depreciation and amortization expense	126,664	141,655	127,384	254,048	276,641
Interest and debt expense	78,029	87,987	81,816	159,845	216,055
Net gain on transfer to Fifth Avenue and Times Square JV on April 18, 2019, net of $11,945 attributable to noncontrolling interests	—	(2,559,154)	—	—	(2,559,154)
Real estate impairment losses	—	31,436	—	—	31,436
Income tax expense	1,752	27,006	12,892	14,644	56,930
EBITDAre at share	312,720	304,172	239,976	552,696	803,374
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(6,484)	20,563	(111,737)	(118,221)	40,372
EBITDAre (non-GAAP)	$306,236	$324,735	$128,239	$434,475	$843,746

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NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2020
	2020	2019		2020	2019
EBITDAre (non-GAAP)	$306,236	$324,735	$128,239	$434,475	$843,746

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	6,484	(20,563)	111,737	118,221	(40,372)

Certain (income) expense items that impact EBITDAre:
608 Fifth Avenue non-cash (lease liability extinguishment gain) impairment loss and related write-offs	(70,260)	77,156	—	(70,260)	77,156
Gain on sale of 220 CPS condominium units	(55,695)	(111,713)	(68,589)	(124,284)	(269,612)
Our share of loss from real estate fund investments	6,089	20,758	56,158	62,247	23,662
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020	6,108	—	7,261	13,369	—
Mark-to-market decrease in PREIT common shares (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020)	—	(1,313)	4,938	4,938	14,336
Net gain from sale of UE common shares (sold on March 4, 2019)	—	—	—	—	(62,395)
Mark-to-market increase in Lexington common shares (sold on March 1, 2019)	—	—	—	—	(16,068)
Other	2,203	2,802	7,662	9,865	2,825
Total of certain (income) expense items that impact EBITDAre	(111,555)	(12,310)	7,430	(104,125)	(230,096)

EBITDAre, as adjusted (non-GAAP)	$201,165	$291,862	$247,406	$448,571	$573,278

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